EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Balance Summary
As of March 31, 2013 and December 31, 2012
(Amounts in thousands)

Debtor	Case Number	AR/AP	March 31, 2013	December 31, 2012	Change
Patriot Coal Corporation	12-51502	A/P	$(9,466,487)	$(9,146,304)	$(320,183)
Patriot Coal Corporation	12-51502	A/R	9,789,809	9,361,547	428,262
Affinity Mining Company	12-52020	A/P	(273)	(269)	(4)
Affinity Mining Company	12-52020	A/R	2,927	2,805	122
Apogee Coal Company, LLC	12-52026	A/P	(981,143)	(930,083)	(51,060)
Apogee Coal Company, LLC	12-52026	A/R	1,017,494	987,137	30,357
Appalachia Mine Services, LLC	12-52021	A/P	(87,356)	(83,645)	(3,711)
Appalachia Mine Services, LLC	12-52021	A/R	106,522	102,476	4,046
Beaver Dam Coal Company, LLC	12-52022	A/P	(13)	(13)	—
Beaver Dam Coal Company, LLC	12-52022	A/R	48,044	48,045	(1)
Big Eagle Rail, LLC	12-52027	A/P	(4,841)	(4,769)	(72)
Big Eagle Rail, LLC	12-52027	A/R	4,643	4,580	63
Black Stallion Coal Company, LLC	12-52030	A/P	(618,636)	(595,779)	(22,857)
Black Stallion Coal Company, LLC	12-52030	A/R	913,807	891,988	21,819
Black Walnut Coal Company	12-52029	A/P	(4,787)	(4,787)	—
Black Walnut Coal Company	12-52029	A/R	7,505	7,512	(7)
Bluegrass Mine Services, LLC	12-52031	A/P	(46,329)	(44,687)	(1,642)
Bluegrass Mine Services, LLC	12-52031	A/R	642,108	640,470	1,638
Brook Trout Coal, LLC	12-52034	A/R	170,063	170,063	—
Catenary Coal Company, LLC	12-52036	A/P	(628,551)	(587,290)	(41,261)
Catenary Coal Company, LLC	12-52036	A/R	568,756	527,842	40,914
Central States Coal Reserves of Kentucky, LLC	12-52038	A/P	(61,095)	(61,095)	—
Central States Coal Reserves of Kentucky, LLC	12-52038	A/R	190,050	189,438	612
Charles Coal Company, LLC	12-52037	A/R	102	102	—
Cleaton Coal Company	12-52039	A/P	(10,954)	(10,916)	(38)
Cleaton Coal Company	12-52039	A/R	30	27	3
Coal Clean LLC	12-52040	A/P	(21,703)	(20,272)	(1,431)
Coal Clean LLC	12-52040	A/R	22,969	21,489	1,480
Coal Properties, LLC	12-52041	A/P	(111,391)	(111,391)	—
Coal Properties, LLC	12-52041	A/R	576	576	—
Coal Reserve Holding Limited Liability Company No.2	12-52042	A/P	(830)	(830)	—
Coal Reserve Holding Limited Liability Company No.2	12-52042	A/R	17	17	—
Colony Bay Coal Company	12-52043	A/P	(122,764)	(121,779)	(985)
Colony Bay Coal Company	12-52043	A/R	38,130	38,319	(189)
Cook Mountain Coal Company, LLC	12-52044	A/P	(745)	(748)	3
Cook Mountain Coal Company, LLC	12-52044	A/R	6,344	6,347	(3)
Corydon Resources LLC	12-52045	A/P	(599)	(70)	(529)
Coyote Coal Company LLC	12-52047	A/P	(610,981)	(581,863)	(29,118)

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Balance Summary
As of March 31, 2013 and December 31, 2012
(Amounts in thousands)

Coyote Coal Company LLC	12-52047	A/R	741,764	693,099	48,665
Dakota LLC	12-52050	A/P	(17,352)	(17,274)	(78)
Dakota LLC	12-52050	A/R	369	457	(88)
Day LLC	12-52049	A/P	(327)	(327)	—
Day LLC	12-52049	A/R	344	344	—
Dixon Mining Company, LLC	12-52051	A/P	(23)	(23)	—
Dodge Hill Mining Company, LLC	12-52055	A/P	(264,862)	(250,043)	(14,819)
Dodge Hill Mining Company, LLC	12-52055	A/R	254,525	241,994	12,531
EACC Camps, Inc.	12-52056	A/P	(916)	(888)	(28)
Eastern Associated Coal, LLC	12-52057	A/P	(3,944,529)	(3,824,202)	(120,327)
Eastern Associated Coal, LLC	12-52057	A/R	4,308,404	4,212,788	95,616
Eastern Coal Company, LLC	12-52059	A/P	(13,408)	(13,408)	—
Eastern Coal Company, LLC	12-52059	A/R	65,408	65,408	—
Eastern Royalty, LLC	12-52060	A/P	(59,185)	(60,044)	859
Eastern Royalty, LLC	12-52060	A/R	13,634	13,624	10
Emerald Processing, L.L.C.	12-52061	A/P	(8,723)	(8,778)	55
Emerald Processing, L.L.C.	12-52061	A/R	8,933	8,930	3
Gateway Eagle Coal Company, LLC	12-52062	A/P	(64,293)	(58,214)	(6,079)
Gateway Eagle Coal Company, LLC	12-52062	A/R	51,138	46,061	5,077
Grand Eagle Mining, LLC	12-52064	A/P	(459,374)	(456,547)	(2,827)
Grand Eagle Mining, LLC	12-52064	A/R	471,675	470,667	1,008
Heritage Coal Company LLC	12-52063	A/P	(1,218,832)	(1,176,755)	(42,077)
Heritage Coal Company LLC	12-52063	A/R	841,807	804,013	37,794
Highland Mining Company, LLC	12-52065	A/P	(703,207)	(662,468)	(40,739)
Highland Mining Company, LLC	12-52065	A/R	957,321	925,672	31,649
Hillside Mining Company	12-52066	A/P	(25,597)	(24,999)	(598)
Hillside Mining Company	12-52066	A/R	21,168	21,327	(159)
Hobet Mining, LLC	12-52068	A/P	(1,067,818)	(1,019,397)	(48,421)
Hobet Mining, LLC	12-52068	A/R	1,062,805	1,027,149	35,656
Indian Hill Company LLC	12-52069	A/P	(2,662)	(2,662)	—
Infinity Coal Sales, LLC	12-52070	A/P	(96,367)	(96,359)	(8)
Infinity Coal Sales, LLC	12-52070	A/R	1,610	1,605	5
Interior Holdings, LLC	12-52072	A/P	(62)	(62)	—
IO Coal LLC	12-52073	A/P	(3,141)	(3,137)	(4)
IO Coal LLC	12-52073	A/R	2,193	2,193	—
Jarrell's Branch Coal Company	12-52075	A/P	(134,594)	(134,890)	296
Jarrell's Branch Coal Company	12-52075	A/R	108,078	108,395	(317)
Jupiter Holdings LLC	12-52076	A/P	(102,721)	(101,981)	(740)
Jupiter Holdings LLC	12-52076	A/R	9,958	9,958	—
Kanawha Eagle Coal, LLC	12-52077	A/P	(626,772)	(605,566)	(21,206)

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Balance Summary
As of March 31, 2013 and December 31, 2012
(Amounts in thousands)

Kanawha Eagle Coal, LLC	12-52077	A/R	561,450	547,815	13,635
Kanawha River Ventures I, LLC	12-52078	A/P	(11,100)	(11,100)	—
Kanawha River Ventures I, LLC	12-52078	A/R	11,468	11,468	—
Kanawha River Ventures III, LLC	12-52080	A/P	(396)	(385)	(11)
Kanawha River Ventures III, LLC	12-52080	A/R	329	329	—
Little Creek LLC	12-52082	A/P	(1,758)	(1,663)	(95)
Little Creek LLC	12-52082	A/R	4,483	4,209	274
Logan Fork Coal Company	12-52083	A/P	(4,715)	(4,715)	—
Logan Fork Coal Company	12-52083	A/R	29,633	29,634	(1)
Magnum Coal Company LLC	12-52084	A/P	(951,264)	(951,717)	453
Magnum Coal Company LLC	12-52084	A/R	538,458	541,480	(3,022)
Magnum Coal Sales LLC	12-52085	A/P	(1,247,872)	(1,248,076)	204
Magnum Coal Sales LLC	12-52085	A/R	1,097,499	1,097,694	(195)
Martinka Coal Company, LLC	12-52086	A/P	(84,384)	(88,668)	4,284
Martinka Coal Company, LLC	12-52086	A/R	18,517	23,494	(4,977)
Midland Trail Energy LLC	12-52087	A/P	(216,096)	(205,531)	(10,565)
Midland Trail Energy LLC	12-52087	A/R	214,470	203,435	11,035
Mountain View Coal Company, LLC	12-52089	A/P	(6,370)	(6,283)	(87)
Mountain View Coal Company, LLC	12-52089	A/R	57,690	57,725	(35)
Newtown Energy, Inc.	12-52091	A/P	(34,105)	(29,541)	(4,564)
Newtown Energy, Inc.	12-52091	A/R	35,638	30,758	4,880
Ohio County Coal Company, LLC	12-52094	A/P	(568,883)	(568,064)	(819)
Ohio County Coal Company, LLC	12-52094	A/R	417,394	417,066	328
Panther LLC	12-52095	A/P	(721,913)	(673,441)	(48,472)
Panther LLC	12-52095	A/R	914,415	868,267	46,148
Patriot Coal Company, L.P.	12-52096	A/P	(956,312)	(954,893)	(1,419)
Patriot Coal Company, L.P.	12-52096	A/R	475,314	474,447	867
Patriot Coal Sales LLC	12-52097	A/P	(8,315,826)	(7,977,588)	(338,238)
Patriot Coal Sales LLC	12-52097	A/R	8,427,422	8,109,716	317,706
Patriot Coal Services LLC	12-52102	A/P	(1,061,916)	(964,711)	(97,205)
Patriot Coal Services LLC	12-52102	A/R	955,343	867,104	88,239
Patriot Leasing Company LLC	12-52103	A/P	(248,645)	(237,651)	(10,994)
Patriot Leasing Company LLC	12-52103	A/R	231,967	222,281	9,686
Patriot Reserve Holdings, LLC	12-52105	A/P	(87)	(87)	—
Patriot Reserve Holdings, LLC	12-52105	A/R	16,312	14,971	1,341
Pine Ridge Coal Company, LLC	12-52107	A/P	(1,074,875)	(1,074,455)	(420)
Pine Ridge Coal Company, LLC	12-52107	A/R	469,995	475,411	(5,416)
Pond Fork Processing LLC	12-52110	A/P	(391)	(391)	—
Pond Fork Processing LLC	12-52110	A/R	393	393	—
Remington Holdings LLC	12-52117	A/P	(7,640)	(7,640)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Balance Summary
As of March 31, 2013 and December 31, 2012
(Amounts in thousands)

Remington Holdings LLC	12-52117	A/R	25	25	—
Remington LLC	12-52119	A/P	(256,037)	(242,737)	(13,300)
Remington LLC	12-52119	A/R	18,602	18,645	(43)
Rivers Edge Mining, Inc.	12-52120	A/P	(85,270)	(84,723)	(547)
Rivers Edge Mining, Inc.	12-52120	A/R	368,226	368,202	24
Robin Land Company, LLC	12-52121	A/P	(75,539)	(69,758)	(5,781)
Robin Land Company, LLC	12-52121	A/R	254,518	236,789	17,729
Snowberry Land Company	12-52124	A/P	(32,505)	(32,505)	—
Snowberry Land Company	12-52124	A/R	13,753	13,753	—
Speed Mining LLC	12-52125	A/P	(176,769)	(163,019)	(13,750)
Speed Mining LLC	12-52125	A/R	141,973	127,245	14,728
Sterling Smokeless Coal Company, LLC	12-52127	A/P	(573)	(569)	(4)
Sterling Smokeless Coal Company, LLC	12-52127	A/R	185,080	185,088	(8)
The Presidents Energy Company LLC	12-52130	A/P	(7)	(7)	—
Thunderhill Coal LLC	12-52131	A/P	(598)	(598)	—
Thunderhill Coal LLC	12-52131	A/R	577	577	—
Trout Coal Holdings, LLC	12-52132	A/P	(156,787)	(156,787)	—
Weatherby Processing LLC	12-52135	A/P	(896)	(896)	—
Weatherby Processing LLC	12-52135	A/R	876	876	—
Wildcat Energy LLC	12-52136	A/P	(18,452)	(15,292)	(3,160)
Wildcat Energy LLC	12-52136	A/R	19,043	15,803	3,240
Wildcat, LLC	12-52137	A/P	(23,825)	(23,679)	(146)
Wildcat, LLC	12-52137	A/R	5,800	5,806	(6)
Will Scarlet Properties LLC	12-52138	A/P	(131)	(125)	(6)
Will Scarlet Properties LLC	12-52138	A/R	395	472	(77)
Winchester LLC	12-52139	A/R	2,817	2,817	—
Winifrede Dock Limited Liability Company	12-52140	A/P	(14,261)	(14,198)	(63)
Winifrede Dock Limited Liability Company	12-52140	A/R	14,683	14,578	105
Yankeetown Dock, LLC	12-52141	A/P	(3,301)	(3,288)	(13)
Yankeetown Dock, LLC	12-52141	A/R	464	464	—
Total			$2,310	$3,906	$(1,596)

The total amounts indicate the net intercompany balances with Non-Debtor entities.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		Patriot Coal Corporation	Affinity Mining Co.	Apogee Coal Company	Appalachia Mining Services	Beaver Dam Coal Co.	Big Eagle, LLC	Big Eagle Rail, LLC	Black Stallion Coal Co.	Black Walnut Coal Co.	Bluegrass Mine Services	Brody Mining, LLC
		12-51502	12-52020	12-52026	12-52021	12-52022	12-52028	12-52027	12-52030	12-52029	12-52031	Non-Debtor
Patriot Coal Corporation	12-51502		$1,066	$(670,974)	$(69,578)	$377	$—	$(4,562)	$(540,595)	$(2,915)	$(29,003)	$(4,936)
Affinity Mining Company	12-52020	(1,066)		—	—	—	—	—	—	—	—	—
Apogee Coal Company, LLC	12-52026	670,974	—		929	—	—	—	(2)	—	—	—
Appalachia Mining Services, LLC	12-52021	69,578	—	(929)		—	—	—	(23,127)	—	2,626	(67)
Beaver Dam Coal Company, LLC	12-52022	(377)	—	—	—		—	—	—	—	—	—
Big Eagle, LLC	12-52028	—	—	—	—	—		—	—	—	—	—
Big Eagle Rail, LLC	12-52027	4,562	—	—	—	—	—		—	—	—	—
Black Stallion Coal Company, LLC	12-52030	540,595	—	2	23,127	—	—	—		347	2,294	11,933
Black Walnut Coal Company	12-52029	2,915	—	—	—	—	—	—	(347)		501	—
Bluegrass Mine Services, LLC	12-52031	29,003	—	—	(2,626)	—	—	—	(2,294)	(501)		—
Brody Mining, LLC	Non-Debtor	4,936	—	—	67	—	—	—	(11,933)	—	—
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	235,412	—	(957)	86	—	—	—	—	—	—	—
Central States Coal Reserves of KY	12-52038	(179,656)	—	—	—	47,001	—	—	—	—	—	—
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	8,797	—	—	—	—	—	—	—	—	—	—
Coal Clean LLC	12-52040	15,369	—	—	59	—	—	—	—	—	—	—
Coal Properties, LLC	12-52041	576	—	—	—	—	—	—	—	—	—	—
Coal Reserve Holding No. 2	12-52042	4	—	—	—	—	—	—	—	—	—	—
Colony Bay Coal Company	12-52043	111,065	—	(535)	(1,434)	—	—	—	5,301	500	—	—
Cook Mountain Coal Company	12-52044	(6,026)	—	—	—	—	—	—	—	—	—	—
Corydon Resources LLC	12-52045	187	—	—	—	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047	238,313	—	(19,196)	—	—	—	—	(256)	—	—	—
Dakota LLC	12-52050	8,642	—	—	—	—	—	—	(1)	—	—	—
Day LLC	12-52049	2	—	—	—	—	—	—	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	202,541	—	4	(33)	—	—	—	(13)	—	16,421	—
EACC Camps, Inc.	12-52056	377	—	—	—	—	—	—	—	—	—	—
Eastern Associated Coal, LLC	12-52057	1,951,062	883	(13,381)	50,766	—	—	(3)	907,783	6,527	(1)	(1,116)
Eastern Coal Company, LLC	12-52059	3,171	(48)	—	(255)	582	—	—	(1,216)	1	(790)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		Patriot Coal Corporation	Affinity Mining Co.	Apogee Coal Company	Appalachia Mining Services	Beaver Dam Coal Co.	Big Eagle, LLC	Big Eagle Rail, LLC	Black Stallion Coal Co.	Black Walnut Coal Co.	Bluegrass Mine Services	Brody Mining, LLC
		12-51502	12-52020	12-52026	12-52021	12-52022	12-52028	12-52027	12-52030	12-52029	12-52031	Non-Debtor
Eastern Royalty, LLC	12-52060	(3,986)	—	—	—	—	—	—	(4,109)	(103)	—	—
Emerald Processing, L.L.C.	12-52061	1,761	—	—	32	—	—	—	—	—	—	—
Gateway Eagle Coal Company	12-52062	45,167	—	—	1,425	—	—	—	(1,669)	—	—	(3)
Grand Eagle Mining, LLC	12-52064	213,520	—	—	—	—	—	—	25	—	224,413	—
Heritage Coal Company LLC	12-52063	202,808	67	220	50	(13)	—	—	—	(842)	(153)	—
Highland Mining Company, LLC	12-52065	576,907	—	4	76	15	—	—	262	—	20,531	—
Hillside Mining Company	12-52066	13,429	—	—	2,747	—	—	—	(67)	—	—	—
Hobet Mining, LLC	12-52068	805,154	—	(34,514)	404	—	—	—	(58)	—	—	—
Indian Hill Company LLC	12-52069	40	—	—	—	—	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	2,617	—	490	(17)	—	—	—	—	—	—	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	62	—
IO Coal LLC	12-52073	2,670	—	—	—	—	—	—	—	—	—	2
Jarrell's Branch Coal Company	12-52075	117,651	—	1	73	—	—	—	97	42	—	—
Jupiter Holdings LLC	12-52076	13,819	—	(1)	3	—	—	—	(57)	—	—	—
Kanawha Eagle Coal, LLC	12-52077	515,665	—	(21)	1,412	—	—	4,643	(115)	—	—	—
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	153	—	—	—	—	—	—	—	—	—	—
Little Creek LLC	12-52082	(1,342)	—	11	(3)	—	—	—	1	—	—	—
Logan Fork Coal Company	12-52083	20	—	—	—	—	—	—	—	—	—	—
Magnum Coal Company LLC	12-52084	146,476	(28)	355,892	143	—	—	—	(2)	—	—	1
Magnum Coal Sales LLC	12-52085	(1,077,421)	—	192,426	—	—	—	—	—	—	—	—
Martinka Coal Company, LLC	12-52086	13,235	912	—	2	—	—	—	3	—	—	—
Midland Trail Energy LLC	12-52087	177,753	—	(48)	1,012	—	—	—	(33)	—	—	—
Mountain View Coal Company	12-52089	1,685	(84)	—	—	—	—	—	—	—	—	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	13,486	—	—	166	—	—	—	—	—	—	—
Ohio County Coal Company, LLC	12-52094	180,869	—	(1)	(8)	—	—	—	(17)	—	300,054	—
Panther LLC	12-52095	499,008	—	170	256	—	—	—	253	—	—	—
Patriot Coal Company, L.P.	12-52096	72,566	—	(26)	(14)	69	—	—	(10)	—	75,207	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		Patriot Coal Corporation	Affinity Mining Co.	Apogee Coal Company	Appalachia Mining Services	Beaver Dam Coal Co.	Big Eagle, LLC	Big Eagle Rail, LLC	Black Stallion Coal Co.	Black Walnut Coal Co.	Bluegrass Mine Services	Brody Mining, LLC
		12-51502	12-52020	12-52026	12-52021	12-52022	12-52028	12-52027	12-52030	12-52029	12-52031	Non-Debtor
Patriot Coal Sales LLC	12-52097	(8,174,679)	—	465,206	—	—	—	—	(324)	—	—	—
Patriot Coal Services LLC	12-52102	1,039,886	(113)	(143,987)	(13,388)	—	—	—	(855)	(1)	(16,382)	(3,028)
Patriot Leasing Company LLC	12-52103	245,232	—	(11,013)	—	—	—	(31)	(25,427)	(426)	—	—
Patriot Reserve Holdings, LLC	12-52105	(14,181)	—	—	—	—	—	—	2	—	—	—
Patriot Ventures LLC	Non-Debtor	(6,047)	—	—	—	—	—	—	78	—	—	—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	403,829	—	(36)	4,702	—	—	—	(2,288)	89	—	—
Pond Fork Processing LLC	12-52110	340	—	—	—	—	—	—	—	—	—	—
Remington Holdings LLC	12-52117	23	—	—	—	—	—	—	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	133,916	—	(348)	294	—	—	—	(60)	—	—	—
River Edge Mining, Inc.	12-52120	56,860	—	—	17,081	—	—	—	(3,759)	—	—	—
Robin Land Company, LLC	12-52121	44,918	—	(85,177)	—	—	—	—	—	—	—	—
Snowberry Land Company	12-52124	—	—	—	—	—	—	—	—	—	—	—
Speed Mining LLC	12-52125	122,223	—	45	1,520	—	—	—	1	—	—	—
Sterling Smokeless Coal Company	12-52127	(940)	—	—	—	—	—	—	—	—	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	518	—	—	—	—	—	—	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	811	—	1	—	—	—	—	—	—	—	—
Wildcat Energy LLC	12-52136	6,883	—	3,020	89	—	—	—	—	—	—	—
Wildcat, LLC	12-52137	6,125	—	1	—	—	—	—	—	—	—	—
Will Scarlet Properties LLC	12-52138	(301)	—	—	—	—	—	—	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	13,695	—	—	—	—	—	(245)	1	—	—	—
Yankeetown Dock, LLC	12-52141	(464)	—	—	—	—	—	—	—	—	—	—
Total receivable (payable)		$323,315	$2,655	$36,350	$19,166	$48,032	$—	$(198)	$295,171	$2,718	$595,779	$2,786

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		Brook Trout Coal, LLC	Catenary Coal Co.	Central States Coal Reserves of KY	Charles Coal Company	Cleaton Coal Company	Coal Clean LLC	Coal Properties, LLC	Coal Reserve Holding No. 2	Colony Bay Coal Co.	Cook Mountain Coal Company	Corydon Resources
		12-52034	12-52036	12-52038	12-52037	12-52039	12-52040	12-52041	12-52042	12-52043	12-52044	12-52045
Patriot Coal Corporation	12-51502	$—	$(235,412)	$179,656	$—	$(8,797)	$(15,369)	$(576)	$(4)	$(111,065)	$6,026	$(187)
Affinity Mining Company	12-52020	—	—	—	—	—	—	—	—	—	—	—
Apogee Coal Company, LLC	12-52026	—	957	—	—	—	—	—	—	535	—	—
Appalachia Mining Services, LLC	12-52021	—	(86)	—	—	—	(59)	—	—	1,434	—	—
Beaver Dam Coal Company, LLC	12-52022	—	—	(47,001)	—	—	—	—	—	—	—	—
Big Eagle, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52027	—	—	—	—	—	—	—	—	—	—	—
Black Stallion Coal Company, LLC	12-52030	—	—	—	—	—	—	—	—	(5,301)	—	—
Black Walnut Coal Company	12-52029	—	—	—	—	—	—	—	—	(500)	—	—
Bluegrass Mine Services, LLC	12-52031	—	—	—	—	—	—	—	—	—	—	—
Brody Mining, LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	—
Brook Trout Coal, LLC	12-52034		—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	—		—	—	—	—	—	—	—	—	—
Central States Coal Reserves of KY	12-52038	—	—		—	—	—	—	17	—	—	(250)
Charles Coal Company, LLC	12-52037	—	—	—		—	—	—	—	(102)	—	—
Cleaton Coal Company	12-52039	—	—	—	—		—	—	—	—	—	—
Coal Clean LLC	12-52040	—	—	—	—	—		—	—	—	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—		—	—	—	—
Coal Reserve Holding No. 2	12-52042	—	—	(17)	—	—	—	—		—	—	—
Colony Bay Coal Company	12-52043	—	—	—	102	—	—	—	—		—	—
Cook Mountain Coal Company	12-52044	—	—	—	—	—	—	—	—	—		—
Corydon Resources LLC	12-52045	—	—	250	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047	—	(312,851)	—	—	—	—	—	—	(291)	—	—
Dakota LLC	12-52050	—	—	—	—	—	—	—	—	—	—	—
Day LLC	12-52049	—	—	—	—	—	—	—	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	—	2	4,800	—	9	—	—	—	—	—	—
EACC Camps, Inc.	12-52056	—	—	—	—	—	—	—	—	—	—	—
Eastern Associated Coal, LLC	12-52057	—	(4,998)	(187)	—	(1)	(2)	(110,815)	—	32,314	(27)	—
Eastern Coal Company, LLC	12-52059	—	—	818	—	(11)	—	—	—	(388)	316	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		Brook Trout Coal, LLC	Catenary Coal Co.	Central States Coal Reserves of KY	Charles Coal Company	Cleaton Coal Company	Coal Clean LLC	Coal Properties, LLC	Coal Reserve Holding No. 2	Colony Bay Coal Co.	Cook Mountain Coal Company	Corydon Resources
		12-52034	12-52036	12-52038	12-52037	12-52039	12-52040	12-52041	12-52042	12-52043	12-52044	12-52045
Eastern Royalty, LLC	12-52060	—	—	(164)	—	—	—	—	—	—	—	—
Emerald Processing, L.L.C.	12-52061	—	—	—	—	—	—	—	—	—	—	—
Gateway Eagle Coal Company	12-52062	—	(69)	—	—	—	—	—	—	—	—	—
Grand Eagle Mining, LLC	12-52064	—	(348)	21	—	—	—	—	—	166	—	—
Heritage Coal Company LLC	12-52063	—	(2)	83	—	(2,118)	—	—	(1)	(2,906)	2	2,646
Highland Mining Company, LLC	12-52065	—	3	4,299	—	22	—	—	—	—	—	(2,808)
Hillside Mining Company	12-52066	—	—	—	—	—	—	—	—	702	—	—
Hobet Mining, LLC	12-52068	—	(1,601)	—	—	—	—	—	—	(159)	—	—
Indian Hill Company LLC	12-52069	—	—	3	—	—	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	—	(29)	—	—	—	(1)	—	—	—	—	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	—
IO Coal LLC	12-52073	—	—	—	—	—	—	—	—	—	—	—
Jarrell's Branch Coal Company	12-52075	—	—	—	—	—	—	—	—	—	—	—
Jupiter Holdings LLC	12-52076	—	(120)	(9,115)	—	—	—	—	—	—	—	—
Kanawha Eagle Coal, LLC	12-52077	—	(14)	—	—	—	—	—	—	(33)	—	—
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	—	—	—	—	—	—	—	—
Little Creek LLC	12-52082	—	(68)	—	—	—	—	—	—	—	—	—
Logan Fork Coal Company	12-52083	—	—	—	—	—	—	—	—	(22)	—	—
Magnum Coal Company LLC	12-52084	170,063	(13,924)	—	—	—	132	—	—	—	—	—
Magnum Coal Sales LLC	12-52085	—	109,664	—	—	—	—	576	—	—	—	—
Martinka Coal Company, LLC	12-52086	—	—	—	—	—	—	—	—	(22)	—	—
Midland Trail Energy LLC	12-52087	—	(156)	—	—	—	—	—	—	1	—	—
Mountain View Coal Company	12-52089	—	—	—	—	—	—	—	—	26	—	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	—	—	—	—	—	—	—	—	—	—	—
Ohio County Coal Company, LLC	12-52094	—	—	(3,951)	—	(18)	—	—	—	—	—	—
Panther LLC	12-52095	—	1,009	—	—	—	22,826	—	—	—	—	—
Patriot Coal Company, L.P.	12-52096	—	(959)	(634)	—	—	—	—	—	—	—	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		Brook Trout Coal, LLC	Catenary Coal Co.	Central States Coal Reserves of KY	Charles Coal Company	Cleaton Coal Company	Coal Clean LLC	Coal Properties, LLC	Coal Reserve Holding No. 2	Colony Bay Coal Co.	Cook Mountain Coal Company	Corydon Resources
		12-52034	12-52036	12-52038	12-52037	12-52039	12-52040	12-52041	12-52042	12-52043	12-52044	12-52045
Patriot Coal Sales LLC	12-52097	—	449,805	—	—	—	—	—	—	(359)	—	—
Patriot Coal Services LLC	12-52102	—	(9,765)	(26)	—	(6)	(5,905)	—	—	(1,616)	—	—
Patriot Leasing Company LLC	12-52103	—	(8,715)	—	—	—	(13)	—	—	(139)	—	—
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	—	—	—	—	—	—
Patriot Ventures LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	—	95	—	—	(3)	—	—	(825)	3,088	(717)	—
Pond Fork Processing LLC	12-52110	—	—	—	—	—	—	—	—	—	—	—
Remington Holdings LLC	12-52117	—	—	—	—	—	—	—	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	—	7,568	—	—	—	—	—	—	—	—	—
River Edge Mining, Inc.	12-52120	—	—	—	—	—	—	—	—	3	(1)	—
Robin Land Company, LLC	12-52121	—	(29,034)	13	—	—	—	—	—	—	—	—
Snowberry Land Company	12-52124	—	—	—	—	—	—	—	—	—	—	—
Speed Mining LLC	12-52125	—	(16)	—	—	—	5	—	—	—	—	—
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	—	—	—	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	—	—	—	—	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	—	—	5	—	—	—	—	—
Wildcat Energy LLC	12-52136	—	(10,281)	—	—	—	(354)	—	—	—	—	—
Wildcat, LLC	12-52137	—	(453)	—	—	—	—	—	—	—	—	—
Will Scarlet Properties LLC	12-52138	—	—	108	—	—	—	—	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	—	—	—	—	—	—	—	—	—	—	—
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	—	—	—	—	—
Total receivable (payable)		$170,063	$(59,796)	$128,955	$102	$(10,923)	$1,266	$(110,815)	$(813)	$(84,634)	$5,599	$(599)
Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		Coyote Coal Company	Dakota LLC	Day LLC	Dixon Mining Company	Dodge Hill Mining Co.	EACC Camps, Inc.	Eastern Associated Coal	Eastern Coal Co.	Eastern Royalty, LLC	Emerald Processing	Gateway Eagle Coal Co.
		12-52047	12-52050	12-52049	12-52051	12-52055	12-52056	12-52057	12-52059	12-52060	12-52061	12-52062
Patriot Coal Corporation	12-51502	$(238,313)	$(8,642)	$(2)	$—	$(202,541)	$(377)	$(1,951,062)	$(3,171)	$3,986	$(1,761)	$(45,167)
Affinity Mining Company	12-52020	—	—	—	—	—	—	(883)	48	—	—	—
Apogee Coal Company, LLC	12-52026	19,196	—	—	—	(4)	—	13,381	—	—	—	—
Appalachia Mining Services, LLC	12-52021	—	—	—	—	33	—	(50,766)	255	—	(32)	(1,425)
Beaver Dam Coal Company, LLC	12-52022	—	—	—	—	—	—	—	(582)	—	—	—
Big Eagle, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52027	—	—	—	—	—	—	3	—	—	—	—
Black Stallion Coal Company, LLC	12-52030	256	1	—	—	13	—	(907,783)	1,216	4,109	—	1,669
Black Walnut Coal Company	12-52029	—	—	—	—	—	—	(6,527)	(1)	103	—	—
Bluegrass Mine Services, LLC	12-52031	—	—	—	—	(16,421)	—	1	790	—	—	—
Brody Mining, LLC	Non-Debtor	—	—	—	—	—	—	1,116	—	—	—	3
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	312,851	—	—	—	(2)	—	4,998	—	—	—	69
Central States Coal Reserves of KY	12-52038	—	—	—	—	(4,800)	—	187	(818)	164	—	—
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	—	—	—	—	(9)	—	1	11	—	—	—
Coal Clean LLC	12-52040	—	—	—	—	—	—	2	—	—	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—	110,815	—	—	—	—
Coal Reserve Holding No. 2	12-52042	—	—	—	—	—	—	—	—	—	—	—
Colony Bay Coal Company	12-52043	291	—	—	—	—	—	(32,314)	388	—	—	—
Cook Mountain Coal Company	12-52044	—	—	—	—	—	—	27	(316)	—	—	—
Corydon Resources LLC	12-52045	—	—	—	—	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047		—	—	—	(240)	—	5,362	—	—	—	(1,069)
Dakota LLC	12-52050	—		—	—	—	—	98	—	—	—	—
Day LLC	12-52049	—	—		—	—	—	325	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—		23	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	240	—	—	(23)		—	(404)	(4,044)	—	—	—
EACC Camps, Inc.	12-52056	—	—	—	—	—		351	28	—	—	—
Eastern Associated Coal, LLC	12-52057	(5,362)	(98)	(325)	—	404	(351)		34,110	(28,725)	—	47,611
Eastern Coal Company, LLC	12-52059	—	—	—	—	4,044	(28)	(34,110)		1,823	—	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		Coyote Coal Company	Dakota LLC	Day LLC	Dixon Mining Company	Dodge Hill Mining Co.	EACC Camps, Inc.	Eastern Associated Coal	Eastern Coal Co.	Eastern Royalty, LLC	Emerald Processing	Gateway Eagle Coal Co.
		12-52047	12-52050	12-52049	12-52051	12-52055	12-52056	12-52057	12-52059	12-52060	12-52061	12-52062
Eastern Royalty, LLC	12-52060	—	—	—	—	—	—	28,725	(1,823)		—	—
Emerald Processing, L.L.C.	12-52061	—	—	—	—	—	—	—	—	—		—
Gateway Eagle Coal Company	12-52062	1,069	—	—	—	—	—	(47,611)	—	—	—
Grand Eagle Mining, LLC	12-52064	196	—	—	—	(351)	—	8	505	—	—	7
Heritage Coal Company LLC	12-52063	—	—	—	—	(6,615)	—	(5,696)	15,295	—	—	—
Highland Mining Company, LLC	12-52065	404	—	—	—	43	—	2,982	4,758	—	—	—
Hillside Mining Company	12-52066	(86)	(4)	—	—	(5)	—	(20,053)	1	—	—	945
Hobet Mining, LLC	12-52068	24,675	—	—	—	—	—	30,643	—	—	—	32
Indian Hill Company LLC	12-52069	—	—	—	—	2,617	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	(10)	(1)	—	—	—	—	(679)	—	—	—	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	—
IO Coal LLC	12-52073	—	—	—	—	—	—	161	—	—	—	—
Jarrell's Branch Coal Company	12-52075	247	—	—	—	3	—	15,181	4	—	—	—
Jupiter Holdings LLC	12-52076	3,094	—	—	—	—	—	5,905	—	19	—	—
Kanawha Eagle Coal, LLC	12-52077	569	—	—	—	(15)	—	30,514	—	—	(5,545)	509
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	(720)	—	—	—	—
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	—	—	—	—	—	—	—	—
Little Creek LLC	12-52082	75	—	—	—	—	—	17	—	—	—	—
Logan Fork Coal Company	12-52083	—	—	—	—	—	—	4,685	10	—	—	—
Magnum Coal Company LLC	12-52084	(52,816)	(8,607)	159	—	—	—	(431)	—	—	—	(6)
Magnum Coal Sales LLC	12-52085	131,617	—	—	—	—	—	43,651	—	—	—	—
Martinka Coal Company, LLC	12-52086	—	—	—	—	—	—	61,286	417	50	—	—
Midland Trail Energy LLC	12-52087	(212,451)	—	—	—	(16)	—	(947)	—	—	—	58
Mountain View Coal Company	12-52089	—	—	—	—	—	—	(17,804)	67	—	—	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	—	—	—	—	—	—	4	—	—	8,581	—
Ohio County Coal Company, LLC	12-52094	60	—	—	—	(2,916)	—	(364)	882	—	—	(1)
Panther LLC	12-52095	16,609	38	185	—	15	—	14,167	—	2,222	—	(2,113)
Patriot Coal Company, L.P.	12-52096	(24)	—	—	—	(1,277)	—	(644)	975	—	—	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		Coyote Coal Company	Dakota LLC	Day LLC	Dixon Mining Company	Dodge Hill Mining Co.	EACC Camps, Inc.	Eastern Associated Coal	Eastern Coal Co.	Eastern Royalty, LLC	Emerald Processing	Gateway Eagle Coal Co.
		12-52047	12-52050	12-52049	12-52051	12-52055	12-52056	12-52057	12-52059	12-52060	12-52061	12-52062
Patriot Coal Sales LLC	12-52097	229,805	—	—	—	247,338	—	3,465,438	—	—	—	—
Patriot Coal Services LLC	12-52102	(2,846)	329	—	—	(21,065)	(160)	(275,728)	—	—	(1,385)	(11,734)
Patriot Leasing Company LLC	12-52103	(19,678)	—	—	—	(8,085)	—	(43,992)	—	—	—	(1,902)
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	—	(79)	26	59	—	—
Patriot Ventures LLC	Non-Debtor	—	—	—	—	—	—	10,910	—	—	—	—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	(69)	—	—	—	(520)	—	453,418	4,282	(23,682)	2	39
Pond Fork Processing LLC	12-52110	—	—	—	—	—	—	30	—	—	—	—
Remington Holdings LLC	12-52117	—	—	—	—	—	—	—	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	(9,014)	—	—	—	10	—	4,263	—	1,099	—	4
River Edge Mining, Inc.	12-52120	(60)	—	—	—	—	—	(361,876)	1,251	—	—	(875)
Robin Land Company, LLC	12-52121	(70,245)	—	—	—	—	—	(35)	—	(5,911)	—	—
Snowberry Land Company	12-52124	—	—	—	—	—	—	54	(2,653)	—	—	—
Speed Mining LLC	12-52125	—	—	—	—	—	—	(179)	—	—	—	—
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	(183,956)	74	—	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	—	—	—	28	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	—	—	—	52	—	—	—	—
Wildcat Energy LLC	12-52136	(93)	—	—	—	—	—	6	—	—	—	191
Wildcat, LLC	12-52137	595	—	—	—	—	—	(316)	—	(867)	—	—
Will Scarlet Properties LLC	12-52138	—	—	—	—	—	—	—	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	(2)	—	—	—	—	—	42	—	—	350	—
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	—	15	—	—	—
Total receivable (payable)		$130,783	$(16,983)	$18	$(23)	$(10,337)	$(916)	$363,875	$52,000	$(45,550)	$210	$(13,155)

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		Grand Eagle Mining, LLC	Heritage Coal Company	Highland Mining Co.	Hillside Mining Co.	Hobet Mining, LLC	Indian Hill Company	Infinity Coal Sales, LLC	Interior Holdings	IO Coal LLC	Jarrell's Branch Coal Company	Jupiter Holdings LLC
		12-52064	12-52063	12-52065	12-52066	12-52068	12-52069	12-52070	12-52072	12-52073	12-52075	12-52076
Patriot Coal Corporation	12-51502	$(213,520)	$(202,808)	$(576,907)	$(13,429)	$(805,154)	$(40)	$(2,617)	$—	$(2,670)	$(117,651)	$(13,819)
Affinity Mining Company	12-52020	—	(67)	—	—	—	—	—	—	—	—	—
Apogee Coal Company, LLC	12-52026	—	(220)	(4)	—	34,514	—	(490)	—	—	(1)	1
Appalachia Mining Services, LLC	12-52021	—	(50)	(76)	(2,747)	(404)	—	17	—	—	(73)	(3)
Beaver Dam Coal Company, LLC	12-52022	—	13	(15)	—	—	—	—	—	—	—	—
Big Eagle, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52027	—	—	—	—	—	—	—	—	—	—	—
Black Stallion Coal Company, LLC	12-52030	(25)	—	(262)	67	58	—	—	—	—	(97)	57
Black Walnut Coal Company	12-52029	—	842	—	—	—	—	—	—	—	(42)	—
Bluegrass Mine Services, LLC	12-52031	(224,413)	153	(20,531)	—	—	—	—	(62)	—	—	—
Brody Mining, LLC	Non-Debtor	—	—	—	—	—	—	—	—	(2)	—	—
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	348	2	(3)	—	1,601	—	29	—	—	—	120
Central States Coal Reserves of KY	12-52038	(21)	(83)	(4,299)	—	—	(3)	—	—	—	—	9,115
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	—	2,118	(22)	—	—	—	—	—	—	—	—
Coal Clean LLC	12-52040	—	—	—	—	—	—	1	—	—	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—	—	—	—	—	—
Coal Reserve Holding No. 2	12-52042	—	1	—	—	—	—	—	—	—	—	—
Colony Bay Coal Company	12-52043	(166)	2,906	—	(702)	159	—	—	—	—	—	—
Cook Mountain Coal Company	12-52044	—	(2)	—	—	—	—	—	—	—	—	—
Corydon Resources LLC	12-52045	—	(2,646)	2,808	—	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047	(196)	—	(404)	86	(24,675)	—	10	—	—	(247)	(3,094)
Dakota LLC	12-52050	—	—	—	4	—	—	1	—	—	—	—
Day LLC	12-52049	—	—	—	—	—	—	—	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	351	6,615	(43)	5	—	(2,617)	—	—	—	(3)	—
EACC Camps, Inc.	12-52056	—	—	—	—	—	—	—	—	—	—	—
Eastern Associated Coal, LLC	12-52057	(8)	5,696	(2,982)	20,053	(30,643)	—	679	—	(161)	(15,181)	(5,905)
Eastern Coal Company, LLC	12-52059	(505)	(15,295)	(4,758)	(1)	—	—	—	—	—	(4)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		Grand Eagle Mining, LLC	Heritage Coal Company	Highland Mining Co.	Hillside Mining Co.	Hobet Mining, LLC	Indian Hill Company	Infinity Coal Sales, LLC	Interior Holdings	IO Coal LLC	Jarrell's Branch Coal Company	Jupiter Holdings LLC
		12-52064	12-52063	12-52065	12-52066	12-52068	12-52069	12-52070	12-52072	12-52073	12-52075	12-52076
Eastern Royalty, LLC	12-52060	—	—	—	—	—	—	—	—	—	—	(19)
Emerald Processing, L.L.C.	12-52061	—	—	—	—	—	—	—	—	—	—	—
Gateway Eagle Coal Company	12-52062	(7)	—	—	(945)	(32)	—	—	—	—	—	—
Grand Eagle Mining, LLC	12-52064		4,841	(62)	—	195	(2)	—	—	—	—	(275)
Heritage Coal Company LLC	12-52063	(4,841)		949,250	—	33	—	—	—	—	—	—
Highland Mining Company, LLC	12-52065	62	(949,250)		1,032	4	—	—	—	—	—	—
Hillside Mining Company	12-52066	—	—	(1,032)		—	—	—	—	—	—	(4)
Hobet Mining, LLC	12-52068	(195)	(33)	(4)	—		—	(356)	—	—	(27)	158
Indian Hill Company LLC	12-52069	2	—	—	—	—		—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	—	—	—	—	356	—		—	(5)	—	(253)
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—		—	—	—
IO Coal LLC	12-52073	—	—	—	—	—	—	5	—		—	(1,560)
Jarrell's Branch Coal Company	12-52075	—	—	—	—	27	—	—	—	—		—
Jupiter Holdings LLC	12-52076	275	—	—	4	(158)	—	253	—	1,560	—
Kanawha Eagle Coal, LLC	12-52077	—	2	(318)	4	77	—	—	—	—	42	12
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	—	—	—	—	(802)
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	—	—	—	—	—	—	—	—
Little Creek LLC	12-52082	—	—	—	2	1	—	1	—	—	(2)	—
Logan Fork Coal Company	12-52083	—	—	—	—	—	—	—	—	—	(419)	—
Magnum Coal Company LLC	12-52084	—	—	—	—	126,750	—	(85,393)	—	633	—	(73,329)
Magnum Coal Sales LLC	12-52085	—	—	—	—	362,195	—	(7,511)	—	—	1	371
Martinka Coal Company, LLC	12-52086	—	(384)	—	—	—	—	—	—	—	—	—
Midland Trail Energy LLC	12-52087	(52)	(110)	(18)	(40)	(83)	—	17	—	(3)	(12)	29
Mountain View Coal Company	12-52089	—	(81)	—	(1)	—	—	—	—	—	—	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	—	—	—	—	—	—	—	—	(20)	—	—
Ohio County Coal Company, LLC	12-52094	68,503	5,661	(713)	(3)	(1)	—	—	—	—	—	—
Panther LLC	12-52095	—	(3)	16	26	439	—	413	—	(267)	(12)	34
Patriot Coal Company, L.P.	12-52096	402,480	1,905	(98)	—	(36)	—	—	—	—	(11)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		Grand Eagle Mining, LLC	Heritage Coal Company	Highland Mining Co.	Hillside Mining Co.	Hobet Mining, LLC	Indian Hill Company	Infinity Coal Sales, LLC	Interior Holdings	IO Coal LLC	Jarrell's Branch Coal Company	Jupiter Holdings LLC
		12-52064	12-52063	12-52065	12-52066	12-52068	12-52069	12-52070	12-52072	12-52073	12-52075	12-52076
Patriot Coal Sales LLC	12-52097	(9)	806,973	5,085	—	534,532	—	84	—	—	(371)	(3)
Patriot Coal Services LLC	12-52102	(13,422)	(45,179)	(77,200)	(404)	(124,620)	—	60	—	(13)	(63)	(240)
Patriot Leasing Company LLC	12-52103	(1,902)	(563)	(13,362)	(7,304)	(25,221)	—	—	—	—	1,101	(2,652)
Patriot Reserve Holdings, LLC	12-52105	—	(2,026)	(9)	—	(14)	—	—	—	—	—	(1)
Patriot Ventures LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	2	506	161	(15)	330	—	2	—	—	106,934	21
Pond Fork Processing LLC	12-52110	—	—	—	—	—	—	1	—	—	—	(326)
Remington Holdings LLC	12-52117	—	—	—	—	—	—	—	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	—	(24)	2	2	66	—	15	—	—	—	5
River Edge Mining, Inc.	12-52120	—	22	(83)	(101)	—	—	—	—	—	(376)	—
Robin Land Company, LLC	12-52121	—	—	—	—	(55,917)	—	11	—	—	—	(21)
Snowberry Land Company	12-52124	—	74	—	—	—	—	—	—	—	—	—
Speed Mining LLC	12-52125	—	(7)	—	—	—	—	5	—	—	—	1
Sterling Smokeless Coal Company	12-52127	—	397	—	—	—	—	—	—	—	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	—	16	—	1	—	—	—	(414)
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	—	—	—	1	—	—	—	—
Wildcat Energy LLC	12-52136	—	—	(1)	—	1,451	—	1	—	—	—	31
Wildcat, LLC	12-52137	(439)	—	—	(21)	(861)	—	4	—	—	—	4
Will Scarlet Properties LLC	12-52138	—	—	—	—	—	—	—	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	—	1	—	—	—	—	—	—	—	—	—
Yankeetown Dock, LLC	12-52141	—	3,077	—	—	—	—	—	—	—	—	—
Total receivable (payable)		$12,301	$(377,025)	$254,115	$(4,429)	$(5,012)	$(2,662)	$(94,757)	$(62)	$(948)	$(26,516)	$(92,763)

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		Kanawha Eagle Coal	Kanawha River Ventures I	Kanawha River Ventures II	Kanawha River Ventures III	Little Creek LLC	Logan Fork Coal	Magnum Coal	Magnum Coal Sales LLC	Martinka Coal Company	Midland Trail Energy LLC	Mountain View Coal
		12-52077	12-52078	12-52079	12-52080	12-52082	12-52083	12-52084	12-52085	12-52086	12-52087	12-52089
Patriot Coal Corporation	12-51502	$(515,665)	$—	$—	$(153)	$1,342	$(20)	$(146,476)	$1,077,421	$(13,235)	$(177,753)	$(1,685)
Affinity Mining Company	12-52020	—	—	—	—	—	—	28	—	(912)	—	84
Apogee Coal Company, LLC	12-52026	21	—	—	—	(11)	—	(355,892)	(192,426)	—	48	—
Appalachia Mining Services, LLC	12-52021	(1,412)	—	—	—	3	—	(143)	—	(2)	(1,012)	—
Beaver Dam Coal Company, LLC	12-52022	—	—	—	—	—	—	—	—	—	—	—
Big Eagle, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52027	(4,643)	—	—	—	—	—	—	—	—	—	—
Black Stallion Coal Company, LLC	12-52030	115	—	—	—	(1)	—	2	—	(3)	33	—
Black Walnut Coal Company	12-52029	—	—	—	—	—	—	—	—	—	—	—
Bluegrass Mine Services, LLC	12-52031	—	—	—	—	—	—	—	—	—	—	—
Brody Mining, LLC	Non-Debtor	—	—	—	—	—	—	(1)	—	—	—	—
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	(170,063)	—	—	—	—
Catenary Coal Company, LLC	12-52036	14	—	—	—	68	—	13,924	(109,664)	—	156	—
Central States Coal Reserves of KY	12-52038	—	—	—	—	—	—	—	—	—	—	—
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	—	—	—	—	—	—	—	—	—	—	—
Coal Clean LLC	12-52040	—	—	—	—	—	—	(132)	—	—	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—	—	(576)	—	—	—
Coal Reserve Holding No. 2	12-52042	—	—	—	—	—	—	—	—	—	—	—
Colony Bay Coal Company	12-52043	33	—	—	—	—	22	—	—	22	(1)	(26)
Cook Mountain Coal Company	12-52044	—	—	—	—	—	—	—	—	—	—	—
Corydon Resources LLC	12-52045	—	—	—	—	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047	(569)	—	—	—	(75)	—	52,816	(131,617)	—	212,451	—
Dakota LLC	12-52050	—	—	—	—	—	—	8,607	—	—	—	—
Day LLC	12-52049	—	—	—	—	—	—	(159)	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	15	—	—	—	—	—	—	—	—	16	—
EACC Camps, Inc.	12-52056	—	—	—	—	—	—	—	—	—	—	—
Eastern Associated Coal, LLC	12-52057	(30,514)	720	—	—	(17)	(4,685)	431	(43,651)	(61,286)	947	17,804
Eastern Coal Company, LLC	12-52059	—	—	—	—	—	(10)	—	—	(417)	—	(67)

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		Kanawha Eagle Coal	Kanawha River Ventures I	Kanawha River Ventures II	Kanawha River Ventures III	Little Creek LLC	Logan Fork Coal	Magnum Coal	Magnum Coal Sales LLC	Martinka Coal Company	Midland Trail Energy LLC	Mountain View Coal
		12-52077	12-52078	12-52079	12-52080	12-52082	12-52083	12-52084	12-52085	12-52086	12-52087	12-52089
Eastern Royalty, LLC	12-52060	—	—	—	—	—	—	—	—	(50)	—	—
Emerald Processing, L.L.C.	12-52061	5,545	—	—	—	—	—	—	—	—	—	—
Gateway Eagle Coal Company	12-52062	(509)	—	—	—	—	—	6	—	—	(58)	—
Grand Eagle Mining, LLC	12-52064	—	—	—	—	—	—	—	—	—	52	—
Heritage Coal Company LLC	12-52063	(2)	—	—	—	—	—	—	—	384	110	81
Highland Mining Company, LLC	12-52065	318	—	—	—	—	—	—	—	—	18	—
Hillside Mining Company	12-52066	(4)	—	—	—	(2)	—	—	—	—	40	1
Hobet Mining, LLC	12-52068	(77)	—	—	—	(1)	—	(126,750)	(362,195)	—	83	—
Indian Hill Company LLC	12-52069	—	—	—	—	—	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	—	—	—	—	(1)	—	85,393	7,511	—	(17)	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	—
IO Coal LLC	12-52073	—	—	—	—	—	—	(633)	—	—	3	—
Jarrell's Branch Coal Company	12-52075	(42)	—	—	—	2	419	—	(1)	—	12	—
Jupiter Holdings LLC	12-52076	(12)	802	—	—	—	—	73,329	(371)	—	(29)	—
Kanawha Eagle Coal, LLC	12-52077		—	—	—	320	—	9,882	(74,540)	21	(25)	880
Kanawha River Ventures I, LLC	12-52078	—		—	—	—	—	—	—	—	—	(800)
Kanawha River Ventures II, LLC	12-52079	—	—		—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—		—	—	(2)	—	—	—	—
Little Creek LLC	12-52082	(320)	—	—	—		—	(2,021)	(162)	—	(4)	—
Logan Fork Coal Company	12-52083	—	—	—	—	—		—	—	—	—	—
Magnum Coal Company LLC	12-52084	(9,882)	—	—	2	2,021	—		12,451	11	(12,435)	—
Magnum Coal Sales LLC	12-52085	74,540	—	—	—	162	—	(12,451)		—	—	—
Martinka Coal Company, LLC	12-52086	(21)	—	—	—	—	—	(11)	—		—	1,086
Midland Trail Energy LLC	12-52087	25	—	—	—	4	—	12,435	—	—		—
Mountain View Coal Company	12-52089	(880)	800	—	—	—	—	—	—	(1,086)	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	(35,581)	—	—	—	—	—	—	—	—	(1)	—
Ohio County Coal Company, LLC	12-52094	(17)	—	—	—	—	—	—	—	—	(2)	—
Panther LLC	12-52095	(270)	—	—	289	(101)	—	(75,264)	(83,044)	—	272	5,378
Patriot Coal Company, L.P.	12-52096	(1)	—	—	—	—	—	(66)	(28)	—	(11)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		Kanawha Eagle Coal	Kanawha River Ventures I	Kanawha River Ventures II	Kanawha River Ventures III	Little Creek LLC	Logan Fork Coal	Magnum Coal	Magnum Coal Sales LLC	Martinka Coal Company	Midland Trail Energy LLC	Mountain View Coal
		12-52077	12-52078	12-52079	12-52080	12-52082	12-52083	12-52084	12-52085	12-52086	12-52087	12-52089
Patriot Coal Sales LLC	12-52097	480,287	—	—	—	390	—	(47,439)	(203,891)	—	—	—
Patriot Coal Services LLC	12-52102	(1,709)	—	—	—	(581)	(1)	30	(26)	(7,107)	(24,550)	(1,030)
Patriot Leasing Company LLC	12-52103	(8,809)	—	—	—	(950)	—	(10,086)	(42)	—	(64)	—
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	—	—	—	—	—	—
Patriot Ventures LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	(1,407)	—	—	—	(3)	29,192	361	(38,034)	18,061	(90)	(2,762)
Pond Fork Processing LLC	12-52110	—	—	—	—	—	—	(64)	—	—	—	—
Remington Holdings LLC	12-52117	—	—	—	—	—	—	7,617	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	577	1,616	—	37	—	—	83,771	(5,983)	—	110	—
River Edge Mining, Inc.	12-52120	(48)	—	—	—	—	—	—	—	(8)	(6)	1
Robin Land Company, LLC	12-52121	(114)	7,530	—	(243)	(16)	—	22,389	116	—	(45)	—
Snowberry Land Company	12-52124	—	(11,100)	—	—	—	—	—	—	—	—	32,376
Speed Mining LLC	12-52125	—	—	—	—	—	—	(850)	—	—	(18)	—
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	—	—	(184)	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	7	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	—	—	—	(163)	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	156,787	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	—	—	—	(13)	—	—	—	—
Wildcat Energy LLC	12-52136	—	—	—	—	171	—	(198)	—	—	146	—
Wildcat, LLC	12-52137	(7)	—	—	—	(1)	—	11,073	(1,620)	—	(2)	—
Will Scarlet Properties LLC	12-52138	—	—	—	—	—	—	—	—	(94)	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	(2,817)	—	—	—	—
Winifrede Dock LLC	12-52140	(14,299)	—	—	—	—	—	—	—	18	—	—
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	—	—	—	—	—
Total receivable (payable)		$(65,322)	$368	$—	$(67)	$2,725	$24,918	$(412,806)	$(150,373)	$(65,867)	$(1,626)	$51,320

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		New Trout Coal Holdings II	Newtown Energy, Inc.	Ohio County Coal Co.	Panther LLC	Patriot Coal Company, L.P.	Patriot Coal Sales LLC	Patriot Coal Services LLC	Patriot Leasing Company LLC	Patriot Reserve Holdings, LLC	Patriot Ventures LLC	PCX Enterprises, Inc
		12-52090	12-52091	12-52094	12-52095	12-52096	12-52097	12-52102	12-52103	12-52105	Non-Debtor	12-52019
Patriot Coal Corporation	12-51502	$—	$(13,486)	$(180,869)	$(499,008)	$(72,566)	$8,174,679	$(1,039,886)	$(245,232)	$14,181	$6,047	$—
Affinity Mining Company	12-52020	—	—	—	—	—	—	113	—	—	—	—
Apogee Coal Company, LLC	12-52026	—	—	1	(170)	26	(465,206)	143,987	11,013	—	—	—
Appalachia Mining Services, LLC	12-52021	—	(166)	8	(256)	14	—	13,388	—	—	—	—
Beaver Dam Coal Company, LLC	12-52022	—	—	—	—	(69)	—	—	—	—	—	—
Big Eagle, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52027	—	—	—	—	—	—	—	31	—	—	—
Black Stallion Coal Company, LLC	12-52030	—	—	17	(253)	10	324	855	25,427	(2)	(78)	—
Black Walnut Coal Company	12-52029	—	—	—	—	—	—	1	426	—	—	—
Bluegrass Mine Services, LLC	12-52031	—	—	(300,054)	—	(75,207)	—	16,382	—	—	—	—
Brody Mining, LLC	Non-Debtor	—	—	—	—	—	—	3,028	—	—	—	—
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	—	—	—	(1,009)	959	(449,805)	9,765	8,715	—	—	—
Central States Coal Reserves of KY	12-52038	—	—	3,951	—	634	—	26	—	—	—	—
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	—	—	18	—	—	—	6	—	—	—	—
Coal Clean LLC	12-52040	—	—	—	(22,826)	—	—	5,905	13	—	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—	—	—	—	—	—
Coal Reserve Holding No. 2	12-52042	—	—	—	—	—	—	—	—	—	—	—
Colony Bay Coal Company	12-52043	—	—	—	—	—	359	1,616	139	—	—	—
Cook Mountain Coal Company	12-52044	—	—	—	—	—	—	—	—	—	—	—
Corydon Resources LLC	12-52045	—	—	—	—	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047	—	—	(60)	(16,609)	24	(229,805)	2,846	19,678	—	—	—
Dakota LLC	12-52050	—	—	—	(38)	—	—	(329)	—	—	—	—
Day LLC	12-52049	—	—	—	(185)	—	—	—	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	—	—	2,916	(15)	1,277	(247,338)	21,065	8,085	—	—	—
EACC Camps, Inc.	12-52056	—	—	—	—	—	—	160	—	—	—	—
Eastern Associated Coal, LLC	12-52057	—	(4)	364	(14,167)	644	(3,465,438)	275,728	43,992	79	(10,910)	—
Eastern Coal Company, LLC	12-52059	—	—	(882)	—	(975)	—	—	—	(26)	—	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		New Trout Coal Holdings II	Newtown Energy, Inc.	Ohio County Coal Co.	Panther LLC	Patriot Coal Company, L.P.	Patriot Coal Sales LLC	Patriot Coal Services LLC	Patriot Leasing Company LLC	Patriot Reserve Holdings, LLC	Patriot Ventures LLC	PCX Enterprises, Inc
		12-52090	12-52091	12-52094	12-52095	12-52096	12-52097	12-52102	12-52103	12-52105	Non-Debtor	12-52019
Eastern Royalty, LLC	12-52060	—	—	—	(2,222)	—	—	—	—	(59)	—	—
Emerald Processing, L.L.C.	12-52061	—	(8,581)	—	—	—	—	1,385	—	—	—	—
Gateway Eagle Coal Company	12-52062	—	—	1	2,113	—	—	11,734	1,902	—	—	—
Grand Eagle Mining, LLC	12-52064	—	—	(68,503)	—	(402,480)	9	13,422	1,902	—	—	—
Heritage Coal Company LLC	12-52063	—	—	(5,661)	3	(1,905)	(806,973)	45,179	563	2,026	—	—
Highland Mining Company, LLC	12-52065	—	—	713	(16)	98	(5,085)	77,200	13,362	9	—	—
Hillside Mining Company	12-52066	—	—	3	(26)	—	—	404	7,304	—	—	—
Hobet Mining, LLC	12-52068	—	—	1	(439)	36	(534,532)	124,620	25,221	14	—	—
Indian Hill Company LLC	12-52069	—	—	—	—	—	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	—	—	—	(413)	—	(84)	(60)	—	—	—	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	—
IO Coal LLC	12-52073	—	20	—	267	—	—	13	—	—	—	—
Jarrell's Branch Coal Company	12-52075	—	—	—	12	11	371	63	(1,101)	—	—	—
Jupiter Holdings LLC	12-52076	—	—	—	(34)	—	3	240	2,652	1	—	—
Kanawha Eagle Coal, LLC	12-52077	—	35,581	17	270	1	(480,287)	1,709	8,809	—	—	—
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	(289)	—	—	—	—	—	—	—
Little Creek LLC	12-52082	—	—	—	101	—	(390)	581	950	—	—	—
Logan Fork Coal Company	12-52083	—	—	—	—	—	—	1	—	—	—	—
Magnum Coal Company LLC	12-52084	—	—	—	75,264	66	47,439	(30)	10,086	—	—	—
Magnum Coal Sales LLC	12-52085	—	—	—	83,044	28	203,891	26	42	—	—	—
Martinka Coal Company, LLC	12-52086	—	—	—	—	—	—	7,107	—	—	—	—
Midland Trail Energy LLC	12-52087	—	1	2	(272)	11	—	24,550	64	—	—	—
Mountain View Coal Company	12-52089	—	—	—	(5,378)	—	—	1,030	—	—	—	—
New Trout Coal Holdings II, LLC	12-52090		—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	—		—	—	—	—	11,868	—	—	—	—
Ohio County Coal Company, LLC	12-52094	—	—		(81)	(402,594)	(4,164)	12,815	(2,451)	—	—	—
Panther LLC	12-52095	—	—	81		102	(753,054)	364	7,728	—	—	—
Patriot Coal Company, L.P.	12-52096	—	—	402,594	(102)		(471,327)	485	30	—	(1)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		New Trout Coal Holdings II	Newtown Energy, Inc.	Ohio County Coal Co.	Panther LLC	Patriot Coal Company, L.P.	Patriot Coal Sales LLC	Patriot Coal Services LLC	Patriot Leasing Company LLC	Patriot Reserve Holdings, LLC	Patriot Ventures LLC	PCX Enterprises, Inc
		12-52090	12-52091	12-52094	12-52095	12-52096	12-52097	12-52102	12-52103	12-52105	Non-Debtor	12-52019
Patriot Coal Sales LLC	12-52097	—	—	4,164	753,054	471,327		(340)	—	—	—	—
Patriot Coal Services LLC	12-52102	—	(11,868)	(12,815)	(364)	(485)	340		20,339	1	(155)	—
Patriot Leasing Company LLC	12-52103	—	—	2,451	(7,728)	(30)	—	(20,339)		—	—	—
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	—	(1)	—		—	—
Patriot Ventures LLC	Non-Debtor	—	—	—	—	1	—	155	—	—		—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	—	22	(18)	(95)	34	(399,391)	40,016	7,330	—	—	—
Pond Fork Processing LLC	12-52110	—	—	—	17	—	—	—	—	—	—	—
Remington Holdings LLC	12-52117	—	—	—	—	—	—	(7)	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	—	(19)	95	(10)	—	(2,676)	18,242	2,642	—	—	—
River Edge Mining, Inc.	12-52120	—	—	(21)	(88)	—	(273)	9,349	699	2	—	—
Robin Land Company, LLC	12-52121	—	33	(1)	(4,682)	(1)	—	(1,286)	—	—	—	—
Snowberry Land Company	12-52124	—	—	—	—	—	—	—	—	—	—	—
Speed Mining LLC	12-52125	—	—	—	(139,762)	—	—	52,961	—	—	—	—
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	102	—	—	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	28	—	—	(1)	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	2	—	—	3	—	—	—	—
Wildcat Energy LLC	12-52136	—	—	—	(5,628)	—	—	4,869	—	—	—	—
Wildcat, LLC	12-52137	—	—	—	630	—	7	81	2,848	—	—	—
Will Scarlet Properties LLC	12-52138	—	—	—	—	10	—	13	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	—	—	—	(137)	—	—	40	114	—	—	—
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	209	—	—	—	—
Total receivable (payable)		$—	$1,533	$(151,488)	$192,502	$(480,998)	$111,596	$(106,573)	$(16,677)	$16,226	$(5,096)	$—

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		Pine Ridge Coal Company	Pond Fork Processing	Remington Holdings	Remington II LLC	Remington LLC	River Edge Mining, Inc.	Robin Land Co., LLC	Snowberry Land Co.	Speed Mining LLC	Sterling Smokeless Coal Company	President's Energy Co.
		12-52107	12-52110	12-52117	12-52118	12-52119	12-52120	12-52121	12-52124	12-52125	12-52127	12-52130
Patriot Coal Corporation	12-51502	$(403,829)	$(340)	$(23)	$—	$(133,916)	$(56,860)	$(44,918)	$—	$(122,223)	$940	$—
Affinity Mining Company	12-52020	—	—	—	—	—	—	—	—	—	—	—
Apogee Coal Company, LLC	12-52026	36	—	—	—	348	—	85,177	—	(45)	—	—
Appalachia Mining Services, LLC	12-52021	(4,702)	—	—	—	(294)	(17,081)	—	—	(1,520)	—	—
Beaver Dam Coal Company, LLC	12-52022	—	—	—	—	—	—	—	—	—	—	—
Big Eagle, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52027	—	—	—	—	—	—	—	—	—	—	—
Black Stallion Coal Company, LLC	12-52030	2,288	—	—	—	60	3,759	—	—	(1)	—	—
Black Walnut Coal Company	12-52029	(89)	—	—	—	—	—	—	—	—	—	—
Bluegrass Mine Services, LLC	12-52031	—	—	—	—	—	—	—	—	—	—	—
Brody Mining, LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	—
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	(95)	—	—	—	(7,568)	—	29,034	—	16	—	—
Central States Coal Reserves of KY	12-52038	—	—	—	—	—	—	(13)	—	—	—	—
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	3	—	—	—	—	—	—	—	—	—	—
Coal Clean LLC	12-52040	—	—	—	—	—	—	—	—	(5)	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—	—	—	—	—	—
Coal Reserve Holding No. 2	12-52042	825	—	—	—	—	—	—	—	—	—	—
Colony Bay Coal Company	12-52043	(3,088)	—	—	—	—	(3)	—	—	—	—	—
Cook Mountain Coal Company	12-52044	717	—	—	—	—	1	—	—	—	—	—
Corydon Resources LLC	12-52045	—	—	—	—	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047	69	—	—	—	9,014	60	70,245	—	—	—	—
Dakota LLC	12-52050	—	—	—	—	—	—	—	—	—	—	—
Day LLC	12-52049	—	—	—	—	—	—	—	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	520	—	—	—	(10)	—	—	—	—	—	—
EACC Camps, Inc.	12-52056	—	—	—	—	—	—	—	—	—	—	—
Eastern Associated Coal, LLC	12-52057	(453,418)	(30)	—	—	(4,263)	361,876	35	(54)	179	183,956	—
Eastern Coal Company, LLC	12-52059	(4,282)	—	—	—	—	(1,251)	—	2,653	—	(74)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		Pine Ridge Coal Company	Pond Fork Processing	Remington Holdings	Remington II LLC	Remington LLC	River Edge Mining, Inc.	Robin Land Co., LLC	Snowberry Land Co.	Speed Mining LLC	Sterling Smokeless Coal Company	President's Energy Co.
		12-52107	12-52110	12-52117	12-52118	12-52119	12-52120	12-52121	12-52124	12-52125	12-52127	12-52130
Eastern Royalty, LLC	12-52060	23,682	—	—	—	(1,099)	—	5,911	—	—	—	—
Emerald Processing, L.L.C.	12-52061	(2)	—	—	—	—	—	—	—	—	—	—
Gateway Eagle Coal Company	12-52062	(39)	—	—	—	(4)	875	—	—	—	—	—
Grand Eagle Mining, LLC	12-52064	(2)	—	—	—	—	—	—	—	—	—	—
Heritage Coal Company LLC	12-52063	(506)	—	—	—	24	(22)	—	(74)	7	(397)	—
Highland Mining Company, LLC	12-52065	(161)	—	—	—	(2)	83	—	—	—	—	—
Hillside Mining Company	12-52066	15	—	—	—	(2)	101	—	—	—	—	—
Hobet Mining, LLC	12-52068	(330)	—	—	—	(66)	—	55,917	—	—	—	—
Indian Hill Company LLC	12-52069	—	—	—	—	—	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	(2)	(1)	—	—	(15)	—	(11)	—	(5)	—	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	—
IO Coal LLC	12-52073	—	—	—	—	—	—	—	—	—	—	—
Jarrell's Branch Coal Company	12-52075	(106,934)	—	—	—	—	376	—	—	—	—	—
Jupiter Holdings LLC	12-52076	(21)	326	—	—	(5)	—	21	—	(1)	—	—
Kanawha Eagle Coal, LLC	12-52077	1,407	—	—	—	(577)	48	114	—	—	—	—
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	(1,616)	—	(7,530)	11,100	—	—	—
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	—	(37)	—	243	—	—	—	—
Little Creek LLC	12-52082	3	—	—	—	—	—	16	—	—	—	—
Logan Fork Coal Company	12-52083	(29,192)	—	—	—	—	—	—	—	—	—	—
Magnum Coal Company LLC	12-52084	(361)	64	(7,617)	—	(83,771)	—	(22,389)	—	850	—	(7)
Magnum Coal Sales LLC	12-52085	38,034	—	—	—	5,983	—	(116)	—	—	—	—
Martinka Coal Company, LLC	12-52086	(18,061)	—	—	—	—	8	—	—	—	184	—
Midland Trail Energy LLC	12-52087	90	—	—	—	(110)	6	45	—	18	—	—
Mountain View Coal Company	12-52089	2,762	—	—	—	—	(1)	—	(32,376)	—	—	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	(22)	—	—	—	19	—	(33)	—	—	—	—
Ohio County Coal Company, LLC	12-52094	18	—	—	—	(95)	21	1	—	—	—	—
Panther LLC	12-52095	95	(17)	—	—	10	88	4,682	—	139,762	—	—
Patriot Coal Company, L.P.	12-52096	(34)	—	—	—	—	—	1	—	—	—	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		Pine Ridge Coal Company	Pond Fork Processing	Remington Holdings	Remington II LLC	Remington LLC	River Edge Mining, Inc.	Robin Land Co., LLC	Snowberry Land Co.	Speed Mining LLC	Sterling Smokeless Coal Company	President's Energy Co.
		12-52107	12-52110	12-52117	12-52118	12-52119	12-52120	12-52121	12-52124	12-52125	12-52127	12-52130
Patriot Coal Sales LLC	12-52097	399,391	—	—	—	2,676	273	—	—	—	—	—
Patriot Coal Services LLC	12-52102	(40,016)	—	7	—	(18,242)	(9,349)	1,286	—	(52,961)	(102)	—
Patriot Leasing Company LLC	12-52103	(7,330)	—	—	—	(2,642)	(699)	—	—	—	—	—
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	(2)	—	—	—	—	—
Patriot Ventures LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107		—	—	—	(38)	650	1,700	—	(4)	—	—
Pond Fork Processing LLC	12-52110	—		—	—	—	—	—	—	(3)	—	—
Remington Holdings LLC	12-52117	—	—		—	(18)	—	—	—	—	—	—
Remington II LLC	12-52118	—	—	—		—	—	—	—	—	—	—
Remington LLC	12-52119	38	—	18	—		—	91	—	37	—	—
River Edge Mining, Inc.	12-52120	(650)	—	—	—	—		—	—	—	—	—
Robin Land Company, LLC	12-52121	(1,700)	—	—	—	(91)	—		—	—	—	—
Snowberry Land Company	12-52124	—	—	—	—	—	—	—		—	—	—
Speed Mining LLC	12-52125	4	3	—	—	(37)	—	—	—		—	—
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	—	—	—		—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	—	—	—	—	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	—	(863)	—	—	—	—	—	—
Wildcat Energy LLC	12-52136	—	(2)	—	—	487	—	—	—	1,106	—	—
Wildcat, LLC	12-52137	(8)	—	—	—	(676)	—	(529)	—	—	—	—
Will Scarlet Properties LLC	12-52138	—	—	—	—	—	—	—	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	—	—	—	—	—	—	—	—	—	—	—
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	—	—	—	—	—
Total receivable (payable)		$(604,879)	$2	$(7,616)	$—	$(237,435)	$282,956	$178,978	$(18,752)	$(34,796)	$184,507	$(7)

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		Thunderhill Coal LLC	Trout Coal Holdings	Viper LLC	Weatherby Processing	Wildcat Energy LLC	Wildcat, LLC	Will Scarlet Properties	Winchester LLC	Winifrede Dock LLC	Yankeetown Dock, LLC	Total (receivable) payable
		12-52131	12-52132	12-52134	12-52135	12-52136	12-52137	12-52138	12-52139	12-52140	12-52141
Patriot Coal Corporation	12-51502	$(518)	$—	$—	$(811)	$(6,883)	$(6,125)	$301	$—	$(13,695)	$464	$(323,315)
Affinity Mining Company	12-52020	—	—	—	—	—	—	—	—	—	—	(2,655)
Apogee Coal Company, LLC	12-52026	—	—	—	(1)	(3,020)	(1)	—	—	—	—	(36,350)
Appalachia Mining Services, LLC	12-52021	—	—	—	—	(89)	—	—	—	—	—	(19,166)
Beaver Dam Coal Company, LLC	12-52022	—	—	—	—	—	—	—	—	—	—	(48,032)
Big Eagle, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52027	—	—	—	—	—	—	—	—	245	—	198
Black Stallion Coal Company, LLC	12-52030	—	—	—	—	—	—	—	—	(1)	—	(295,171)
Black Walnut Coal Company	12-52029	—	—	—	—	—	—	—	—	—	—	(2,718)
Bluegrass Mine Services, LLC	12-52031	—	—	—	—	—	—	—	—	—	—	(595,779)
Brody Mining, LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	(2,786)
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	(170,063)
Catenary Coal Company, LLC	12-52036	—	—	—	—	10,281	453	—	—	—	—	59,796
Central States Coal Reserves of KY	12-52038	—	—	—	—	—	—	(108)	—	—	—	(128,955)
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	(102)
Cleaton Coal Company	12-52039	—	—	—	—	—	—	—	—	—	—	10,923
Coal Clean LLC	12-52040	—	—	—	(5)	354	—	—	—	—	—	(1,266)
Coal Properties, LLC	12-52041	—	—	—	—	—	—	—	—	—	—	110,815
Coal Reserve Holding No. 2	12-52042	—	—	—	—	—	—	—	—	—	—	813
Colony Bay Coal Company	12-52043	—	—	—	—	—	—	—	—	—	—	84,634
Cook Mountain Coal Company	12-52044	—	—	—	—	—	—	—	—	—	—	(5,599)
Corydon Resources LLC	12-52045	—	—	—	—	—	—	—	—	—	—	599
Coyote Coal Company LLC	12-52047	—	—	—	—	93	(595)	—	—	2	—	(130,783)
Dakota LLC	12-52050	—	—	—	—	—	—	—	—	—	—	16,983
Day LLC	12-52049	—	—	—	—	—	—	—	—	—	—	(18)
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	23
Dodge Hill Mining Company, LLC	12-52055	—	—	—	—	—	—	—	—	—	—	10,337
EACC Camps, Inc.	12-52056	—	—	—	—	—	—	—	—	—	—	916
Eastern Associated Coal, LLC	12-52057	(28)	—	—	(52)	(6)	316	—	—	(42)	—	(363,875)
Eastern Coal Company, LLC	12-52059	—	—	—	—	—	—	—	—	—	(15)	(52,000)

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		Thunderhill Coal LLC	Trout Coal Holdings	Viper LLC	Weatherby Processing	Wildcat Energy LLC	Wildcat, LLC	Will Scarlet Properties	Winchester LLC	Winifrede Dock LLC	Yankeetown Dock, LLC	Total (receivable) payable
		12-52131	12-52132	12-52134	12-52135	12-52136	12-52137	12-52138	12-52139	12-52140	12-52141
Eastern Royalty, LLC	12-52060	—	—	—	—	—	867	—	—	—	—	45,550
Emerald Processing, L.L.C.	12-52061	—	—	—	—	—	—	—	—	(350)	—	(210)
Gateway Eagle Coal Company	12-52062	—	—	—	—	(191)	—	—	—	—	—	13,155
Grand Eagle Mining, LLC	12-52064	—	—	—	—	—	439	—	—	—	—	(12,301)
Heritage Coal Company LLC	12-52063	—	—	—	—	—	—	—	—	(1)	(3,077)	377,025
Highland Mining Company, LLC	12-52065	—	—	—	—	1	—	—	—	—	—	(254,115)
Hillside Mining Company	12-52066	—	—	—	—	—	21	—	—	—	—	4,429
Hobet Mining, LLC	12-52068	(16)	—	—	—	(1,451)	861	—	—	—	—	5,012
Indian Hill Company LLC	12-52069	—	—	—	—	—	—	—	—	—	—	2,662
Infinity Coal Sales, LLC	12-52070	(1)	—	—	(1)	(1)	(4)	—	—	—	—	94,757
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	62
IO Coal LLC	12-52073	—	—	—	—	—	—	—	—	—	—	948
Jarrell's Branch Coal Company	12-52075	—	—	—	—	—	—	—	—	—	—	26,516
Jupiter Holdings LLC	12-52076	414	—	—	—	(31)	(4)	—	—	—	—	92,763
Kanawha Eagle Coal, LLC	12-52077	—	—	—	—	—	7	—	—	14,299	—	65,322
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	—	—	—	—	(368)
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	—	—	—	—	—	—	—	67
Little Creek LLC	12-52082	—	—	—	—	(171)	1	—	—	—	—	(2,725)
Logan Fork Coal Company	12-52083	—	—	—	—	—	—	—	—	—	—	(24,918)
Magnum Coal Company LLC	12-52084	163	(156,787)	—	13	198	(11,073)	—	2,817	—	—	412,806
Magnum Coal Sales LLC	12-52085	—	—	—	—	—	1,620	—	—	—	—	150,373
Martinka Coal Company, LLC	12-52086	—	—	—	—	—	—	94	—	(18)	—	65,867
Midland Trail Energy LLC	12-52087	—	—	—	—	(146)	2	—	—	—	—	1,626
Mountain View Coal Company	12-52089	—	—	—	—	—	—	—	—	—	—	(51,320)
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	—	—	—	—	—	—	—	—	—	—	(1,533)
Ohio County Coal Company, LLC	12-52094	—	—	—	—	—	—	—	—	—	—	151,488
Panther LLC	12-52095	(28)	—	—	(2)	5,628	(630)	—	—	137	—	(192,502)
Patriot Coal Company, L.P.	12-52096	—	—	—	—	—	—	(10)	—	—	—	480,998

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of March 31, 2013
(Amounts in thousands)

		Thunderhill Coal LLC	Trout Coal Holdings	Viper LLC	Weatherby Processing	Wildcat Energy LLC	Wildcat, LLC	Will Scarlet Properties	Winchester LLC	Winifrede Dock LLC	Yankeetown Dock, LLC	Total (receivable) payable
		12-52131	12-52132	12-52134	12-52135	12-52136	12-52137	12-52138	12-52139	12-52140	12-52141
Patriot Coal Sales LLC	12-52097	—	—	—	—	—	(7)	—	—	—	—	(111,596)
Patriot Coal Services LLC	12-52102	1	—	—	(3)	(4,869)	(81)	(13)	—	(40)	(209)	106,573
Patriot Leasing Company LLC	12-52103	—	—	—	—	—	(2,848)	—	—	(114)	—	16,677
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	—	—	—	—	—	(16,226)
Patriot Ventures LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	5,096
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	—	—	—	—	—	8	—	—	—	—	604,879
Pond Fork Processing LLC	12-52110	—	—	—	—	2	—	—	—	—	—	(2)
Remington Holdings LLC	12-52117	—	—	—	—	—	—	—	—	—	—	7,616
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	—	—	—	863	(487)	676	—	—	—	—	237,435
River Edge Mining, Inc.	12-52120	—	—	—	—	—	—	—	—	—	—	(282,956)
Robin Land Company, LLC	12-52121	—	—	—	—	—	529	—	—	—	—	(178,978)
Snowberry Land Company	12-52124	—	—	—	—	—	—	—	—	—	—	18,752
Speed Mining LLC	12-52125	—	—	—	—	(1,106)	—	—	—	—	—	34,796
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	—	—	—	—	(184,507)
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	7
Thunderhill Coal LLC	12-52131		—	—	—	8	—	—	—	—	—	21
Trout Coal Holdings, LLC	12-52132	—		—	—	—	—	—	—	—	—	156,787
Viper LLC	12-52134	—	—		—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—		22	—	—	—	—	—	20
Wildcat Energy LLC	12-52136	(8)	—	—	(22)		(2,457)	—	—	—	—	(592)
Wildcat, LLC	12-52137	—	—	—	—	2,457		—	—	—	—	18,025
Will Scarlet Properties LLC	12-52138	—	—	—	—	—	—		—	—	—	(264)
Winchester LLC	12-52139	—	—	—	—	—	—	—		—	—	(2,817)
Winifrede Dock LLC	12-52140	—	—	—	—	—	—	—	—		—	(423)
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	—	—	—		2,837
Total receivable (payable)		$(21)	$(156,787)	$—	$(20)	$592	$(18,025)	$264	$2,817	$423	$(2,837)	$—

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		Patriot Coal Corporation	Affinity Mining Co.	Apogee Coal Company	Appalachia Mining Services	Beaver Dam Coal Co.	Big Eagle, LLC	Big Eagle Rail, LLC	Black Stallion Coal Co.	Black Walnut Coal Co.	Bluegrass Mine Services	Brody Mining, LLC
		12-51502	12-52020	12-52026	12-52021	12-52022	12-52028	12-52027	12-52030	12-52029	12-52031	Non-Debtor
Patriot Coal Corporation	12-51502		$358	$(567,996)	$(63,587)	$377	$—	$(4,453)	$(489,326)	$(2,914)	$(28,468)	$—
Affinity Mining Company	12-52020	(358)		—	—	—	—	—	—	—	—	—
Apogee Coal Company, LLC	12-52026	567,996	—		757	—	—	—	—	—	—	—
Appalachia Mining Services, LLC	12-52021	63,587	—	(757)		—	—	—	(18,791)	—	2,626	—
Beaver Dam Coal Company, LLC	12-52022	(377)	—	—	—		—	—	—	—	—	—
Big Eagle, LLC	12-52028	—	—	—	—	—		—	—	—	—	—
Big Eagle Rail, LLC	12-52027	4,453	—	—	—	—	—		—	—	—	—
Black Stallion Coal Company, LLC	12-52030	489,326	—	—	18,791	—	—	—		347	2,294	—
Black Walnut Coal Company	12-52029	2,914	—	—	—	—	—	—	(347)		501	—
Bluegrass Mine Services, LLC	12-52031	28,468	—	—	(2,626)	—	—	—	(2,294)	(501)		—
Brody Mining, LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	197,608	—	(938)	49	—	—	—	—	—	—	—
Central States Coal Reserves of KY	12-52038	(178,202)	—	—	—	47,002	—	—	—	—	—	—
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	8,744	—	—	—	—	—	—	—	—	—	—
Coal Clean LLC	12-52040	13,181	—	—	21	—	—	—	—	—	—	—
Coal Properties, LLC	12-52041	576	—	—	—	—	—	—	—	—	—	—
Coal Reserve Holding No. 2	12-52042	4	—	—	—	—	—	—	—	—	—	—
Colony Bay Coal Company	12-52043	109,849	—	(535)	(1,435)	—	—	—	5,301	500	—	—
Cook Mountain Coal Company	12-52044	(6,029)	—	—	—	—	—	—	—	—	—	—
Corydon Resources LLC	12-52045	16	—	—	—	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047	213,577	—	(16,792)	—	—	—	—	(255)	—	—	—
Dakota LLC	12-52050	8,322	—	—	—	—	—	—	(1)	—	—	—
Day LLC	12-52049	2	—	—	—	—	—	—	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	173,436	—	4	(35)	—	—	—	(5)	—	15,494	—
EACC Camps, Inc.	12-52056	341	—	—	—	—	—	—	—	—	—	—
Eastern Associated Coal, LLC	12-52057	1,772,607	885	(11,855)	47,706	—	—	(3)	820,380	6,533	(1)	—
Eastern Coal Company, LLC	12-52059	3,171	(48)	—	(255)	582	—	—	(1,216)	1	(790)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		Patriot Coal Corporation	Affinity Mining Co.	Apogee Coal Company	Appalachia Mining Services	Beaver Dam Coal Co.	Big Eagle, LLC	Big Eagle Rail, LLC	Black Stallion Coal Co.	Black Walnut Coal Co.	Bluegrass Mine Services	Brody Mining, LLC
		12-51502	12-52020	12-52026	12-52021	12-52022	12-52028	12-52027	12-52030	12-52029	12-52031	Non-Debtor
Eastern Royalty, LLC	12-52060	(4,769)	—	—	—	—	—	—	(1,329)	(103)	—	—
Emerald Processing, L.L.C.	12-52061	511	—	—	11	—	—	—	—	—	—	—
Gateway Eagle Coal Company	12-52062	31,505	—	—	701	—	—	—	(1,669)	—	—	—
Grand Eagle Mining, LLC	12-52064	196,210	—	—	—	—	—	—	25	—	223,792	—
Heritage Coal Company LLC	12-52063	181,775	67	220	49	(13)	—	—	—	(842)	(153)	—
Highland Mining Company, LLC	12-52065	487,071	—	4	76	15	—	—	263	—	16,974	—
Hillside Mining Company	12-52066	11,582	—	—	2,277	—	—	—	(68)	—	—	—
Hobet Mining, LLC	12-52068	710,690	—	(34,442)	150	—	—	—	(58)	—	—	—
Indian Hill Company LLC	12-52069	63	—	—	—	—	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	2,584	—	497	(17)	—	—	—	—	—	—	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	62	—
IO Coal LLC	12-52073	2,669	—	—	—	—	—	—	—	—	—	—
Jarrell's Branch Coal Company	12-52075	117,910	—	1	73	—	—	—	97	42	—	—
Jupiter Holdings LLC	12-52076	12,686	—	(1)	—	—	—	—	(55)	—	—	—
Kanawha Eagle Coal, LLC	12-52077	471,308	—	(8)	1,126	—	—	4,556	(93)	—	—	—
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	122	—	—	—	—	—	—	—	—	—	—
Little Creek LLC	12-52082	(1,125)	—	10	—	—	—	—	1	—	—	—
Logan Fork Coal Company	12-52083	20	—	—	—	—	—	—	—	—	—	—
Magnum Coal Company LLC	12-52084	135,187	(28)	355,313	144	—	—	—	(2)	—	—	—
Magnum Coal Sales LLC	12-52085	(1,077,436)	—	192,431	—	—	—	—	—	—	—	—
Martinka Coal Company, LLC	12-52086	12,376	912	—	2	—	—	—	—	—	—	—
Midland Trail Energy LLC	12-52087	154,379	—	13	912	—	—	—	(28)	—	—	—
Mountain View Coal Company	12-52089	1,578	(84)	—	—	—	—	—	—	—	—	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	4,980	—	—	48	—	—	—	—	—	—	—
Ohio County Coal Company, LLC	12-52094	177,887	—	—	—	—	—	—	(14)	—	300,055	—
Panther LLC	12-52095	410,820	—	170	34	—	—	—	269	—	—	—
Patriot Coal Company, L.P.	12-52096	67,749	—	(26)	(14)	69	—	—	(10)	—	74,956	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		Patriot Coal Corporation	Affinity Mining Co.	Apogee Coal Company	Appalachia Mining Services	Beaver Dam Coal Co.	Big Eagle, LLC	Big Eagle Rail, LLC	Black Stallion Coal Co.	Black Walnut Coal Co.	Bluegrass Mine Services	Brody Mining, LLC
		12-51502	12-52020	12-52026	12-52021	12-52022	12-52028	12-52027	12-52030	12-52029	12-52031	Non-Debtor
Patriot Coal Sales LLC	12-52097	(6,965,637)	—	365,341	—	—	—	—	1,355	—	—	—
Patriot Coal Services LLC	12-52102	737,825	(91)	(117,916)	(8,627)	—	—	—	(451)	—	(11,558)	—
Patriot Leasing Company LLC	12-52103	211,042	—	(9,141)	—	—	—	—	(25,730)	(426)	—	—
Patriot Reserve Holdings, LLC	12-52105	(10,882)	—	—	—	—	—	—	2	—	—	—
Patriot Ventures LLC	Non-Debtor	(6,416)	—	—	—	—	—	—	78	—	—	—
PCX Enterprises, Inc.	12-52019	98	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	396,227	—	(36)	4,666	—	—	—	(2,287)	89	—	—
Pond Fork Processing LLC	12-52110	340	—	—	—	—	—	—	—	—	—	—
Remington Holdings LLC	12-52117	23	—	—	—	—	—	—	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	108,515	—	(351)	(26)	—	—	—	(60)	—	—	—
River Edge Mining, Inc.	12-52120	56,186	—	—	17,081	—	—	—	(3,759)	—	—	—
Robin Land Company, LLC	12-52121	26,704	—	(71,831)	—	—	—	—	—	—	—	—
Snowberry Land Company	12-52124	—	—	—	—	—	—	—	—	—	—	—
Speed Mining LLC	12-52125	101,616	—	34	1,235	—	—	—	1	—	—	—
Sterling Smokeless Coal Company	12-52127	(941)	—	—	—	—	—	—	—	—	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	518	—	—	—	—	—	—	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	811	—	1	—	—	—	—	—	—	—	—
Wildcat Energy LLC	12-52136	2,878	—	3,020	26	—	—	—	—	—	—	—
Wildcat, LLC	12-52137	5,362	—	1	—	—	—	—	—	—	—	—
Will Scarlet Properties LLC	12-52138	(470)	—	—	—	—	—	—	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	13,538	—	—	—	—	—	(245)	1	—	—	—
Yankeetown Dock, LLC	12-52141	(466)	—	—	—	—	—	—	—	—	—	—
Total receivable (payable)		$258,415	$1,971	$84,434	$19,314	$48,033	$—	$(145)	$279,924	$2,726	$595,783	$—

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		Brook Trout Coal, LLC	Catenary Coal Co.	Central States Coal Reserves of KY	Charles Coal Company	Cleaton Coal Company	Coal Clean LLC	Coal Properties, LLC	Coal Reserve Holding No. 2	Colony Bay Coal Co.	Cook Mountain Coal Company	Corydon Resources
		12-52034	12-52036	12-52038	12-52037	12-52039	12-52040	12-52041	12-52042	12-52043	12-52044	12-52045
Patriot Coal Corporation	12-51502	$—	$(197,608)	$178,202	$—	$(8,744)	$(13,181)	$(576)	$(4)	$(109,849)	$6,029	$(16)
Affinity Mining Company	12-52020	—	—	—	—	—	—	—	—	—	—	—
Apogee Coal Company, LLC	12-52026	—	938	—	—	—	—	—	—	535	—	—
Appalachia Mining Services, LLC	12-52021	—	(49)	—	—	—	(21)	—	—	1,435	—	—
Beaver Dam Coal Company, LLC	12-52022	—	—	(47,002)	—	—	—	—	—	—	—	—
Big Eagle, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52027	—	—	—	—	—	—	—	—	—	—	—
Black Stallion Coal Company, LLC	12-52030	—	—	—	—	—	—	—	—	(5,301)	—	—
Black Walnut Coal Company	12-52029	—	—	—	—	—	—	—	—	(500)	—	—
Bluegrass Mine Services, LLC	12-52031	—	—	—	—	—	—	—	—	—	—	—
Brody Mining, LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	—
Brook Trout Coal, LLC	12-52034		—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	—		—	—	—	—	—	—	—	—	—
Central States Coal Reserves of KY	12-52038	—	—		—	—	—	—	17	—	—	(50)
Charles Coal Company, LLC	12-52037	—	—	—		—	—	—	—	(102)	—	—
Cleaton Coal Company	12-52039	—	—	—	—		—	—	—	—	—	—
Coal Clean LLC	12-52040	—	—	—	—	—		—	—	—	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—		—	—	—	—
Coal Reserve Holding No. 2	12-52042	—	—	(17)	—	—	—	—		—	—	—
Colony Bay Coal Company	12-52043	—	—	—	102	—	—	—	—		—	—
Cook Mountain Coal Company	12-52044	—	—	—	—	—	—	—	—	—		—
Corydon Resources LLC	12-52045	—	—	50	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047	—	(250,400)	—	—	—	—	—	—	—	—	—
Dakota LLC	12-52050	—	—	—	—	—	—	—	—	—	—	—
Day LLC	12-52049	—	—	—	—	—	—	—	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	—	—	4,800	—	6	—	—	—	—	—	—
EACC Camps, Inc.	12-52056	—	—	—	—	—	—	—	—	—	—	—
Eastern Associated Coal, LLC	12-52057	—	(2,783)	(187)	—	(1)	(1)	(110,815)	—	32,422	(30)	—
Eastern Coal Company, LLC	12-52059	—	—	818	—	(11)	—	—	—	(388)	316	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		Brook Trout Coal, LLC	Catenary Coal Co.	Central States Coal Reserves of KY	Charles Coal Company	Cleaton Coal Company	Coal Clean LLC	Coal Properties, LLC	Coal Reserve Holding No. 2	Colony Bay Coal Co.	Cook Mountain Coal Company	Corydon Resources
		12-52034	12-52036	12-52038	12-52037	12-52039	12-52040	12-52041	12-52042	12-52043	12-52044	12-52045
Eastern Royalty, LLC	12-52060	—	—	(164)	—	—	—	—	—	—	—	—
Emerald Processing, L.L.C.	12-52061	—	—	—	—	—	—	—	—	—	—	—
Gateway Eagle Coal Company	12-52062	—	(69)	—	—	—	—	—	—	—	—	—
Grand Eagle Mining, LLC	12-52064	—	5	21	—	—	—	—	—	166	—	—
Heritage Coal Company LLC	12-52063	—	(3)	83	—	(2,035)	—	—	(1)	(2,906)	2	—
Highland Mining Company, LLC	12-52065	—	1	2,835	—	14	—	—	—	—	—	—
Hillside Mining Company	12-52066	—	—	—	—	—	—	—	—	702	—	—
Hobet Mining, LLC	12-52068	—	(522)	—	—	—	—	—	—	1	—	—
Indian Hill Company LLC	12-52069	—	—	—	—	—	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	—	(29)	—	—	—	(1)	—	—	—	—	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	—
IO Coal LLC	12-52073	—	—	—	—	—	—	—	—	—	—	—
Jarrell's Branch Coal Company	12-52075	—	—	—	—	—	—	—	—	—	—	—
Jupiter Holdings LLC	12-52076	—	(120)	(9,115)	—	—	—	—	—	—	—	—
Kanawha Eagle Coal, LLC	12-52077	—	2	—	—	—	—	—	—	(33)	—	—
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	—	—	—	—	—	—	—	—
Little Creek LLC	12-52082	—	(68)	—	—	—	—	—	—	—	—	—
Logan Fork Coal Company	12-52083	—	—	—	—	—	—	—	—	(22)	—	—
Magnum Coal Company LLC	12-52084	170,063	(13,815)	—	—	—	132	—	—	—	—	—
Magnum Coal Sales LLC	12-52085	—	109,664	—	—	—	—	576	—	—	—	—
Martinka Coal Company, LLC	12-52086	—	—	—	—	—	—	—	—	(22)	—	—
Midland Trail Energy LLC	12-52087	—	(60)	—	—	—	—	—	—	1	—	—
Mountain View Coal Company	12-52089	—	—	—	—	—	—	—	—	26	—	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	—	—	—	—	—	—	—	—	—	—	—
Ohio County Coal Company, LLC	12-52094	—	—	(3,951)	—	(20)	—	—	—	—	—	—
Panther LLC	12-52095	—	990	—	—	—	18,413	—	—	—	—	—
Patriot Coal Company, L.P.	12-52096	—	(958)	(634)	—	—	—	—	—	—	—	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		Brook Trout Coal, LLC	Catenary Coal Co.	Central States Coal Reserves of KY	Charles Coal Company	Cleaton Coal Company	Coal Clean LLC	Coal Properties, LLC	Coal Reserve Holding No. 2	Colony Bay Coal Co.	Cook Mountain Coal Company	Corydon Resources
		12-52034	12-52036	12-52038	12-52037	12-52039	12-52040	12-52041	12-52042	12-52043	12-52044	12-52045
Patriot Coal Sales LLC	12-52097	—	328,333	—	—	—	—	—	—	(359)	—	—
Patriot Coal Services LLC	12-52102	—	(7,421)	—	—	(4)	(3,898)	—	—	(1,034)	—	—
Patriot Leasing Company LLC	12-52103	—	(8,090)	—	—	—	(13)	—	—	15	—	—
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	—	—	—	—	—	—
Patriot Ventures LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	—	118	—	—	(3)	—	—	(825)	3,088	(717)	—
Pond Fork Processing LLC	12-52110	—	—	—	—	—	—	—	—	—	—	—
Remington Holdings LLC	12-52117	—	—	—	—	—	—	—	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	—	5,399	—	—	—	—	—	—	—	—	—
River Edge Mining, Inc.	12-52120	—	—	—	—	—	—	—	—	3	(1)	—
Robin Land Company, LLC	12-52121	—	(21,683)	13	—	—	—	—	—	—	—	—
Snowberry Land Company	12-52124	—	—	—	—	—	—	—	—	—	—	—
Speed Mining LLC	12-52125	—	(16)	—	—	—	5	—	—	—	—	—
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	—	—	—	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	—	—	—	—	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	—	—	5	—	—	—	—	—
Wildcat Energy LLC	12-52136	—	(2,828)	—	—	—	(354)	—	—	—	—	—
Wildcat, LLC	12-52137	—	(9)	—	—	—	—	—	—	—	—	—
Will Scarlet Properties LLC	12-52138	—	—	108	—	—	—	—	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	—	—	—	—	—	—	—	—	—	—	—
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	—	—	—	—	—
Total receivable (payable)		$170,063	$(61,079)	$125,859	$102	$(10,798)	$1,086	$(110,815)	$(813)	$(82,121)	$5,599	$(66)

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		Coyote Coal Company	Dakota LLC	Day LLC	Dixon Mining Company	Dodge Hill Mining Co.	EACC Camps, Inc.	Eastern Associated Coal	Eastern Coal Co.	Eastern Royalty, LLC	Emerald Processing	Gateway Eagle Coal Co.
		12-52047	12-52050	12-52049	12-52051	12-52055	12-52056	12-52057	12-52059	12-52060	12-52061	12-52062
Patriot Coal Corporation	12-51502	$(213,577)	$(8,322)	$(2)	$—	$(173,436)	$(341)	$(1,772,607)	$(3,171)	$4,769	$(511)	$(31,505)
Affinity Mining Company	12-52020	—	—	—	—	—	—	(885)	48	—	—	—
Apogee Coal Company, LLC	12-52026	16,792	—	—	—	(4)	—	11,855	—	—	—	—
Appalachia Mining Services, LLC	12-52021	—	—	—	—	35	—	(47,706)	255	—	(11)	(701)
Beaver Dam Coal Company, LLC	12-52022	—	—	—	—	—	—	—	(582)	—	—	—
Big Eagle, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52027	—	—	—	—	—	—	3	—	—	—	—
Black Stallion Coal Company, LLC	12-52030	255	1	—	—	5	—	(820,380)	1,216	1,329	—	1,669
Black Walnut Coal Company	12-52029	—	—	—	—	—	—	(6,533)	(1)	103	—	—
Bluegrass Mine Services, LLC	12-52031	—	—	—	—	(15,494)	—	1	790	—	—	—
Brody Mining, LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	—
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	250,400	—	—	—	—	—	2,783	—	—	—	69
Central States Coal Reserves of KY	12-52038	—	—	—	—	(4,800)	—	187	(818)	164	—	—
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	—	—	—	—	(6)	—	1	11	—	—	—
Coal Clean LLC	12-52040	—	—	—	—	—	—	1	—	—	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—	110,815	—	—	—	—
Coal Reserve Holding No. 2	12-52042	—	—	—	—	—	—	—	—	—	—	—
Colony Bay Coal Company	12-52043	—	—	—	—	—	—	(32,422)	388	—	—	—
Cook Mountain Coal Company	12-52044	—	—	—	—	—	—	30	(316)	—	—	—
Corydon Resources LLC	12-52045	—	—	—	—	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047		—	—	—	(240)	—	5,440	—	—	—	(121)
Dakota LLC	12-52050	—		—	—	—	—	91	—	—	—	—
Day LLC	12-52049	—	—		—	—	—	325	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—		23	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	240	—	—	(23)		—	(371)	(4,044)	—	—	—
EACC Camps, Inc.	12-52056	—	—	—	—	—		333	28	—	—	—
Eastern Associated Coal, LLC	12-52057	(5,440)	(91)	(325)	—	371	(333)		34,110	(30,511)	—	23,557
Eastern Coal Company, LLC	12-52059	—	—	—	—	4,044	(28)	(34,110)		1,823	—	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		Coyote Coal Company	Dakota LLC	Day LLC	Dixon Mining Company	Dodge Hill Mining Co.	EACC Camps, Inc.	Eastern Associated Coal	Eastern Coal Co.	Eastern Royalty, LLC	Emerald Processing	Gateway Eagle Coal Co.
		12-52047	12-52050	12-52049	12-52051	12-52055	12-52056	12-52057	12-52059	12-52060	12-52061	12-52062
Eastern Royalty, LLC	12-52060	—	—	—	—	—	—	30,511	(1,823)		—	—
Emerald Processing, L.L.C.	12-52061	—	—	—	—	—	—	—	—	—		—
Gateway Eagle Coal Company	12-52062	121	—	—	—	—	—	(23,557)	—	—	—
Grand Eagle Mining, LLC	12-52064	196	—	—	—	(16)	—	(18)	505	—	—	—
Heritage Coal Company LLC	12-52063	—	—	—	—	(6,552)	—	(5,698)	15,295	—	—	—
Highland Mining Company, LLC	12-52065	404	—	—	—	40	—	2,761	4,758	—	—	—
Hillside Mining Company	12-52066	9	(4)	—	—	—	—	(17,626)	1	—	—	945
Hobet Mining, LLC	12-52068	21,436	—	—	—	—	—	29,209	—	—	—	(63)
Indian Hill Company LLC	12-52069	—	—	—	—	2,367	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	(10)	(1)	—	—	—	—	(679)	—	—	—	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	—
IO Coal LLC	12-52073	—	—	—	—	—	—	161	—	—	—	—
Jarrell's Branch Coal Company	12-52075	247	—	—	—	3	—	15,215	4	—	—	—
Jupiter Holdings LLC	12-52076	3,068	4	—	—	—	—	5,889	—	19	—	—
Kanawha Eagle Coal, LLC	12-52077	121	—	—	—	(1)	—	28,385	—	—	(7,886)	16
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	(720)	—	—	—	—
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	—	—	—	—	—	—	—	—
Little Creek LLC	12-52082	61	—	—	—	—	—	15	—	—	—	—
Logan Fork Coal Company	12-52083	—	—	—	—	—	—	4,685	10	—	—	—
Magnum Coal Company LLC	12-52084	(52,235)	(8,599)	159	—	—	—	1,726	—	—	—	(6)
Magnum Coal Sales LLC	12-52085	132,992	—	—	—	—	—	43,875	—	—	—	—
Martinka Coal Company, LLC	12-52086	—	—	—	—	—	—	61,168	417	22	—	—
Midland Trail Energy LLC	12-52087	(182,631)	—	—	—	(13)	—	(914)	—	—	—	78
Mountain View Coal Company	12-52089	—	—	—	—	—	—	(17,925)	67	—	—	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	—	—	—	—	—	—	—	—	—	8,575	—
Ohio County Coal Company, LLC	12-52094	60	—	—	—	(949)	—	(96)	882	—	—	(1)
Panther LLC	12-52095	14,587	38	185	—	7	—	11,432	—	2,222	—	(382)
Patriot Coal Company, L.P.	12-52096	(24)	—	—	—	(1,199)	—	(644)	975	—	—	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		Coyote Coal Company	Dakota LLC	Day LLC	Dixon Mining Company	Dodge Hill Mining Co.	EACC Camps, Inc.	Eastern Associated Coal	Eastern Coal Co.	Eastern Royalty, LLC	Emerald Processing	Gateway Eagle Coal Co.
		12-52047	12-52050	12-52049	12-52051	12-52055	12-52056	12-52057	12-52059	12-52060	12-52061	12-52062
Patriot Coal Sales LLC	12-52097	150,300	—	—	—	207,749	—	3,065,240	—	—	—	—
Patriot Coal Services LLC	12-52102	(1,958)	581	—	—	(13,492)	(115)	(208,009)	—	—	(277)	(4,079)
Patriot Leasing Company LLC	12-52103	(15,635)	—	—	—	(6,321)	—	(37,942)	—	—	—	(2,394)
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	—	33	26	59	—	—
Patriot Ventures LLC	Non-Debtor	—	—	—	—	—	—	10,908	—	—	—	—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	(69)	—	—	—	(520)	—	455,242	4,282	(23,682)	2	9
Pond Fork Processing LLC	12-52110	—	—	—	—	—	—	27	—	—	—	—
Remington Holdings LLC	12-52117	—	—	—	—	—	—	—	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	(9,374)	—	—	—	1	—	4,100	—	1,099	—	3
River Edge Mining, Inc.	12-52120	(60)	—	—	—	—	—	(361,887)	1,251	—	—	(868)
Robin Land Company, LLC	12-52121	(50,199)	—	—	—	—	—	(33)	—	(5,911)	—	—
Snowberry Land Company	12-52124	—	—	—	—	—	—	54	(2,653)	—	—	—
Speed Mining LLC	12-52125	—	—	—	—	—	—	(165)	—	—	—	—
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	(183,955)	74	—	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	—	—	—	28	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	—	—	—	52	—	—	—	—
Wildcat Energy LLC	12-52136	(95)	—	—	—	—	—	8	—	—	—	191
Wildcat, LLC	12-52137	592	—	—	—	—	—	(317)	—	(867)	—	—
Will Scarlet Properties LLC	12-52138	—	—	—	—	—	—	—	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	(2)	—	—	—	—	—	37	—	—	314	—
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	—	15	—	—	—
Total receivable (payable)		$60,573	$(16,393)	$18	$(23)	$(8,398)	$(817)	$327,423	$52,000	$(49,362)	$206	$(13,585)

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		Grand Eagle Mining, LLC	Heritage Coal Company	Highland Mining Co.	Hillside Mining Co.	Hobet Mining, LLC	Indian Hill Company	Infinity Coal Sales, LLC	Interior Holdings	IO Coal LLC	Jarrell's Branch Coal Company	Jupiter Holdings LLC
		12-52064	12-52063	12-52065	12-52066	12-52068	12-52069	12-52070	12-52072	12-52073	12-52075	12-52076
Patriot Coal Corporation	12-51502	$(196,210)	$(181,775)	$(487,071)	$(11,582)	$(710,690)	$(63)	$(2,584)	$—	$(2,669)	$(117,910)	$(12,686)
Affinity Mining Company	12-52020	—	(67)	—	—	—	—	—	—	—	—	—
Apogee Coal Company, LLC	12-52026	—	(220)	(4)	—	34,442	—	(497)	—	—	(1)	1
Appalachia Mining Services, LLC	12-52021	—	(49)	(76)	(2,277)	(150)	—	17	—	—	(73)	—
Beaver Dam Coal Company, LLC	12-52022	—	13	(15)	—	—	—	—	—	—	—	—
Big Eagle, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52027	—	—	—	—	—	—	—	—	—	—	—
Black Stallion Coal Company, LLC	12-52030	(25)	—	(263)	68	58	—	—	—	—	(97)	55
Black Walnut Coal Company	12-52029	—	842	—	—	—	—	—	—	—	(42)	—
Bluegrass Mine Services, LLC	12-52031	(223,792)	153	(16,974)	—	—	—	—	(62)	—	—	—
Brody Mining, LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	—
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	(5)	3	(1)	—	522	—	29	—	—	—	120
Central States Coal Reserves of KY	12-52038	(21)	(83)	(2,835)	—	—	—	—	—	—	—	9,115
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	—	2,035	(14)	—	—	—	—	—	—	—	—
Coal Clean LLC	12-52040	—	—	—	—	—	—	1	—	—	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—	—	—	—	—	—
Coal Reserve Holding No. 2	12-52042	—	1	—	—	—	—	—	—	—	—	—
Colony Bay Coal Company	12-52043	(166)	2,906	—	(702)	(1)	—	—	—	—	—	—
Cook Mountain Coal Company	12-52044	—	(2)	—	—	—	—	—	—	—	—	—
Corydon Resources LLC	12-52045	—	—	—	—	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047	(196)	—	(404)	(9)	(21,436)	—	10	—	—	(247)	(3,068)
Dakota LLC	12-52050	—	—	—	4	—	—	1	—	—	—	(4)
Day LLC	12-52049	—	—	—	—	—	—	—	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	16	6,552	(40)	—	—	(2,367)	—	—	—	(3)	—
EACC Camps, Inc.	12-52056	—	—	—	—	—	—	—	—	—	—	—
Eastern Associated Coal, LLC	12-52057	18	5,698	(2,761)	17,626	(29,209)	—	679	—	(161)	(15,215)	(5,889)
Eastern Coal Company, LLC	12-52059	(505)	(15,295)	(4,758)	(1)	—	—	—	—	—	(4)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		Grand Eagle Mining, LLC	Heritage Coal Company	Highland Mining Co.	Hillside Mining Co.	Hobet Mining, LLC	Indian Hill Company	Infinity Coal Sales, LLC	Interior Holdings	IO Coal LLC	Jarrell's Branch Coal Company	Jupiter Holdings LLC
		12-52064	12-52063	12-52065	12-52066	12-52068	12-52069	12-52070	12-52072	12-52073	12-52075	12-52076
Eastern Royalty, LLC	12-52060	—	—	—	—	—	—	—	—	—	—	(19)
Emerald Processing, L.L.C.	12-52061	—	—	—	—	—	—	—	—	—	—	—
Gateway Eagle Coal Company	12-52062	—	—	—	(945)	63	—	—	—	—	—	—
Grand Eagle Mining, LLC	12-52064		4,833	(63)	—	195	(2)	—	—	—	—	—
Heritage Coal Company LLC	12-52063	(4,833)		838,799	—	32	—	—	—	—	—	—
Highland Mining Company, LLC	12-52065	63	(838,799)		1,011	4	—	—	—	—	—	—
Hillside Mining Company	12-52066	—	—	(1,011)		—	—	—	—	—	—	(4)
Hobet Mining, LLC	12-52068	(195)	(32)	(4)	—		—	(356)	—	—	(27)	158
Indian Hill Company LLC	12-52069	2	—	—	—	—		—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	—	—	—	—	356	—		—	(5)	—	(253)
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—		—	—	—
IO Coal LLC	12-52073	—	—	—	—	—	—	5	—		—	(1,560)
Jarrell's Branch Coal Company	12-52075	—	—	—	—	27	—	—	—	—		—
Jupiter Holdings LLC	12-52076	—	—	—	4	(158)	—	253	—	1,560	—
Kanawha Eagle Coal, LLC	12-52077	—	2	(302)	—	13	—	—	—	—	42	12
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	—	—	—	—	(802)
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	—	—	—	—	—	—	—	—
Little Creek LLC	12-52082	—	—	—	2	1	—	—	—	—	(2)	—
Logan Fork Coal Company	12-52083	—	—	—	—	—	—	—	—	—	(419)	—
Magnum Coal Company LLC	12-52084	—	—	—	—	136,164	—	(85,393)	—	633	—	(73,273)
Magnum Coal Sales LLC	12-52085	—	—	—	—	362,192	—	(7,511)	—	—	—	371
Martinka Coal Company, LLC	12-52086	—	(384)	—	—	—	—	—	—	—	—	—
Midland Trail Energy LLC	12-52087	(18)	(76)	(10)	(50)	(11)	—	17	—	(3)	(12)	29
Mountain View Coal Company	12-52089	—	(81)	—	(1)	—	—	—	—	—	—	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	—	—	—	—	—	—	—	—	(8)	—	—
Ohio County Coal Company, LLC	12-52094	68,506	5,664	(251)	(2)	—	—	—	—	—	—	—
Panther LLC	12-52095	—	(1)	28	(24)	450	—	404	—	(267)	(12)	34
Patriot Coal Company, L.P.	12-52096	385,999	1,718	(41)	—	(34)	—	—	—	—	(11)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		Grand Eagle Mining, LLC	Heritage Coal Company	Highland Mining Co.	Hillside Mining Co.	Hobet Mining, LLC	Indian Hill Company	Infinity Coal Sales, LLC	Interior Holdings	IO Coal LLC	Jarrell's Branch Coal Company	Jupiter Holdings LLC
		12-52064	12-52063	12-52065	12-52066	12-52068	12-52069	12-52070	12-52072	12-52073	12-52075	12-52076
Patriot Coal Sales LLC	12-52097	(9)	674,850	5,083	—	422,347	—	84	—	—	(371)	(3)
Patriot Coal Services LLC	12-52102	(9,744)	(34,590)	(56,887)	(239)	(98,964)	—	40	—	(12)	(29)	(111)
Patriot Leasing Company LLC	12-52103	(1,406)	(529)	(10,352)	(5,387)	(22,386)	—	—	—	—	1,101	(2,652)
Patriot Reserve Holdings, LLC	12-52105	—	(1,669)	(9)	—	—	—	—	—	—	—	—
Patriot Ventures LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	2	506	161	(15)	330	—	—	—	—	107,004	21
Pond Fork Processing LLC	12-52110	—	—	—	—	—	—	1	—	—	—	(326)
Remington Holdings LLC	12-52117	—	—	—	—	—	—	—	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	—	(23)	—	—	66	—	15	—	—	—	5
River Edge Mining, Inc.	12-52120	—	22	(83)	(101)	—	—	—	—	—	(376)	—
Robin Land Company, LLC	12-52121	—	—	—	—	(45,688)	—	11	—	—	—	(21)
Snowberry Land Company	12-52124	—	74	—	—	—	—	—	—	—	—	—
Speed Mining LLC	12-52125	—	(7)	—	—	—	—	5	—	—	—	1
Sterling Smokeless Coal Company	12-52127	—	397	—	—	—	—	—	—	—	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	—	16	—	1	—	—	—	(414)
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	—	—	—	1	—	—	—	—
Wildcat Energy LLC	12-52136	—	—	(1)	—	1,463	—	1	—	(17)	—	31
Wildcat, LLC	12-52137	(439)	—	—	(21)	(861)	—	4	—	—	—	4
Will Scarlet Properties LLC	12-52138	—	—	—	—	—	—	—	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	—	1	—	—	—	—	—	—	—	—	—
Yankeetown Dock, LLC	12-52141	—	3,077	—	—	—	—	—	—	—	—	—
Total receivable (payable)		$17,041	$(364,335)	$259,840	$(2,643)	$29,154	$(2,432)	$(94,763)	$(62)	$(950)	$(26,707)	$(91,127)

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		Kanawha Eagle Coal	Kanawha River Ventures I	Kanawha River Ventures II	Kanawha River Ventures III	Little Creek LLC	Logan Fork Coal	Magnum Coal	Magnum Coal Sales LLC	Martinka Coal Company	Midland Trail Energy LLC	Mountain View Coal
		12-52077	12-52078	12-52079	12-52080	12-52082	12-52083	12-52084	12-52085	12-52086	12-52087	12-52089
Patriot Coal Corporation	12-51502	$(471,308)	$—	$—	$(122)	$1,125	$(20)	$(135,187)	$1,077,436	$(12,376)	$(154,379)	$(1,578)
Affinity Mining Company	12-52020	—	—	—	—	—	—	28	—	(912)	—	84
Apogee Coal Company, LLC	12-52026	8	—	—	—	(10)	—	(355,313)	(192,431)	—	(13)	—
Appalachia Mining Services, LLC	12-52021	(1,126)	—	—	—	—	—	(144)	—	(2)	(912)	—
Beaver Dam Coal Company, LLC	12-52022	—	—	—	—	—	—	—	—	—	—	—
Big Eagle, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52027	(4,556)	—	—	—	—	—	—	—	—	—	—
Black Stallion Coal Company, LLC	12-52030	93	—	—	—	(1)	—	2	—	—	28	—
Black Walnut Coal Company	12-52029	—	—	—	—	—	—	—	—	—	—	—
Bluegrass Mine Services, LLC	12-52031	—	—	—	—	—	—	—	—	—	—	—
Brody Mining, LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	—
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	(170,063)	—	—	—	—
Catenary Coal Company, LLC	12-52036	(2)	—	—	—	68	—	13,815	(109,664)	—	60	—
Central States Coal Reserves of KY	12-52038	—	—	—	—	—	—	—	—	—	—	—
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	—	—	—	—	—	—	—	—	—	—	—
Coal Clean LLC	12-52040	—	—	—	—	—	—	(132)	—	—	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—	—	(576)	—	—	—
Coal Reserve Holding No. 2	12-52042	—	—	—	—	—	—	—	—	—	—	—
Colony Bay Coal Company	12-52043	33	—	—	—	—	22	—	—	22	(1)	(26)
Cook Mountain Coal Company	12-52044	—	—	—	—	—	—	—	—	—	—	—
Corydon Resources LLC	12-52045	—	—	—	—	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047	(121)	—	—	—	(61)	—	52,235	(132,992)	—	182,631	—
Dakota LLC	12-52050	—	—	—	—	—	—	8,599	—	—	—	—
Day LLC	12-52049	—	—	—	—	—	—	(159)	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	1	—	—	—	—	—	—	—	—	13	—
EACC Camps, Inc.	12-52056	—	—	—	—	—	—	—	—	—	—	—
Eastern Associated Coal, LLC	12-52057	(28,385)	720	—	—	(15)	(4,685)	(1,726)	(43,875)	(61,168)	914	17,925
Eastern Coal Company, LLC	12-52059	—	—	—	—	—	(10)	—	—	(417)	—	(67)

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		Kanawha Eagle Coal	Kanawha River Ventures I	Kanawha River Ventures II	Kanawha River Ventures III	Little Creek LLC	Logan Fork Coal	Magnum Coal	Magnum Coal Sales LLC	Martinka Coal Company	Midland Trail Energy LLC	Mountain View Coal
		12-52077	12-52078	12-52079	12-52080	12-52082	12-52083	12-52084	12-52085	12-52086	12-52087	12-52089
Eastern Royalty, LLC	12-52060	—	—	—	—	—	—	—	—	(22)	—	—
Emerald Processing, L.L.C.	12-52061	7,886	—	—	—	—	—	—	—	—	—	—
Gateway Eagle Coal Company	12-52062	(16)	—	—	—	—	—	6	—	—	(78)	—
Grand Eagle Mining, LLC	12-52064	—	—	—	—	—	—	—	—	—	18	—
Heritage Coal Company LLC	12-52063	(2)	—	—	—	—	—	—	—	384	76	81
Highland Mining Company, LLC	12-52065	302	—	—	—	—	—	—	—	—	10	—
Hillside Mining Company	12-52066	—	—	—	—	(2)	—	—	—	—	50	1
Hobet Mining, LLC	12-52068	(13)	—	—	—	(1)	—	(136,164)	(362,192)	—	11	—
Indian Hill Company LLC	12-52069	—	—	—	—	—	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	—	—	—	—	—	—	85,393	7,511	—	(17)	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	—
IO Coal LLC	12-52073	—	—	—	—	—	—	(633)	—	—	3	—
Jarrell's Branch Coal Company	12-52075	(42)	—	—	—	2	419	—	—	—	12	—
Jupiter Holdings LLC	12-52076	(12)	802	—	—	—	—	73,273	(371)	—	(29)	—
Kanawha Eagle Coal, LLC	12-52077		—	—	—	—	—	9,898	(75,283)	21	17	880
Kanawha River Ventures I, LLC	12-52078	—		—	—	—	—	—	—	—	—	(800)
Kanawha River Ventures II, LLC	12-52079	—	—		—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—		—	—	36	—	—	—	—
Little Creek LLC	12-52082	—	—	—	—		—	(2,023)	(162)	—	(4)	—
Logan Fork Coal Company	12-52083	—	—	—	—	—		—	—	—	—	—
Magnum Coal Company LLC	12-52084	(9,898)	—	—	(36)	2,023	—		15,779	11	(12,435)	—
Magnum Coal Sales LLC	12-52085	75,283	—	—	—	162	—	(15,779)	—	—	—	—
Martinka Coal Company, LLC	12-52086	(21)	—	—	—	—	—	(11)	—		—	1,084
Midland Trail Energy LLC	12-52087	(17)	—	—	—	4	—	12,435	—	—		—
Mountain View Coal Company	12-52089	(880)	800	—	—	—	—	—	—	(1,084)	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	(17,398)	—	—	—	—	—	—	—	—	(1)	—
Ohio County Coal Company, LLC	12-52094	(4)	—	—	—	—	—	—	—	—	2	—
Panther LLC	12-52095	(348)	—	—	289	(51)	—	(75,537)	(84,166)	—	158	5,378
Patriot Coal Company, L.P.	12-52096	(1)	—	—	—	—	—	(66)	(28)	—	(11)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		Kanawha Eagle Coal	Kanawha River Ventures I	Kanawha River Ventures II	Kanawha River Ventures III	Little Creek LLC	Logan Fork Coal	Magnum Coal	Magnum Coal Sales LLC	Martinka Coal Company	Midland Trail Energy LLC	Mountain View Coal
		12-52077	12-52078	12-52079	12-52080	12-52082	12-52083	12-52084	12-52085	12-52086	12-52087	12-52089
Patriot Coal Sales LLC	12-52097	438,795	—	—	—	88	—	17,553	(203,971)	—	—	—
Patriot Coal Services LLC	12-52102	(943)	—	—	—	(377)	—	239	(26)	(6,466)	(17,905)	(898)
Patriot Leasing Company LLC	12-52103	(6,247)	—	—	—	(950)	—	(9,620)	(42)	—	(54)	—
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	—	—	—	—	—	—
Patriot Ventures LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	(1,459)	—	—	—	(2)	29,193	286	(38,034)	18,061	(87)	(2,761)
Pond Fork Processing LLC	12-52110	—	—	—	—	—	—	(64)	—	—	—	—
Remington Holdings LLC	12-52117	—	—	—	—	—	—	7,617	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	35	1,616	—	37	—	—	83,660	(5,983)	—	107	—
River Edge Mining, Inc.	12-52120	(48)	—	—	—	—	—	—	—	(8)	(6)	1
Robin Land Company, LLC	12-52121	—	7,530	—	(243)	(16)	—	21,135	116	—	(40)	—
Snowberry Land Company	12-52124	—	(11,100)	—	—	—	—	—	—	—	—	32,376
Speed Mining LLC	12-52125	—	—	—	—	—	—	(854)	—	—	(10)	—
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	—	—	(184)	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	7	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	—	—	—	(163)	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	156,787	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	—	—	—	(13)	—	—	—	—
Wildcat Energy LLC	12-52136	—	—	—	—	171	—	(202)	—	—	139	—
Wildcat, LLC	12-52137	(7)	—	—	—	(1)	—	11,026	(1,620)	—	(2)	—
Will Scarlet Properties LLC	12-52138	—	—	—	—	—	—	—	—	(94)	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	(2,817)	—	—	—	—
Winifrede Dock LLC	12-52140	(13,997)	—	—	—	—	—	—	—	18	—	—
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	—	—	—	—	—
Total receivable (payable)		$(34,415)	$368	$—	$(74)	$2,156	$24,920	$(352,637)	$(150,574)	$(64,216)	$(1,735)	$51,679

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		New Trout Coal Holdings II	Newtown Energy, Inc.	Ohio County Coal Co.	Panther LLC	Patriot Coal Company, L.P.	Patriot Coal Sales LLC	Patriot Coal Services LLC	Patriot Leasing Company LLC	Patriot Reserve Holdings, LLC	Patriot Ventures LLC	PCX Enterprises, Inc
		12-52090	12-52091	12-52094	12-52095	12-52096	12-52097	12-52102	12-52103	12-52105	Non-Debtor	12-52019
Patriot Coal Corporation	12-51502	$—	$(4,980)	$(177,887)	$(410,820)	$(67,749)	$6,965,637	$(737,825)	$(211,042)	$10,882	$6,416	$(98)
Affinity Mining Company	12-52020	—	—	—	—	—	—	91	—	—	—	—
Apogee Coal Company, LLC	12-52026	—	—	—	(170)	26	(365,341)	117,916	9,141	—	—	—
Appalachia Mining Services, LLC	12-52021	—	(48)	—	(34)	14	—	8,627	—	—	—	—
Beaver Dam Coal Company, LLC	12-52022	—	—	—	—	(69)	—	—	—	—	—	—
Big Eagle, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52027	—	—	—	—	—	—	—	—	—	—	—
Black Stallion Coal Company, LLC	12-52030	—	—	14	(269)	10	(1,355)	451	25,730	(2)	(78)	—
Black Walnut Coal Company	12-52029	—	—	—	—	—	—	—	426	—	—	—
Bluegrass Mine Services, LLC	12-52031	—	—	(300,055)	—	(74,956)	—	11,558	—	—	—	—
Brody Mining, LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	—
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	—	—	—	(990)	958	(328,333)	7,421	8,090	—	—	—
Central States Coal Reserves of KY	12-52038	—	—	3,951	—	634	—	—	—	—	—	—
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	—	—	20	—	—	—	4	—	—	—	—
Coal Clean LLC	12-52040	—	—	—	(18,413)	—	—	3,898	13	—	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—	—	—	—	—	—
Coal Reserve Holding No. 2	12-52042	—	—	—	—	—	—	—	—	—	—	—
Colony Bay Coal Company	12-52043	—	—	—	—	—	359	1,034	(15)	—	—	—
Cook Mountain Coal Company	12-52044	—	—	—	—	—	—	—	—	—	—	—
Corydon Resources LLC	12-52045	—	—	—	—	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047	—	—	(60)	(14,587)	24	(150,300)	1,958	15,635	—	—	—
Dakota LLC	12-52050	—	—	—	(38)	—	—	(581)	—	—	—	—
Day LLC	12-52049	—	—	—	(185)	—	—	—	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	—	—	949	(7)	1,199	(207,749)	13,492	6,321	—	—	—
EACC Camps, Inc.	12-52056	—	—	—	—	—	—	115	—	—	—	—
Eastern Associated Coal, LLC	12-52057	—	—	96	(11,432)	644	(3,065,240)	208,009	37,942	(33)	(10,908)	—
Eastern Coal Company, LLC	12-52059	—	—	(882)	—	(975)	—	—	—	(26)	—	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		New Trout Coal Holdings II	Newtown Energy, Inc.	Ohio County Coal Co.	Panther LLC	Patriot Coal Company, L.P.	Patriot Coal Sales LLC	Patriot Coal Services LLC	Patriot Leasing Company LLC	Patriot Reserve Holdings, LLC	Patriot Ventures LLC	PCX Enterprises, Inc
		12-52090	12-52091	12-52094	12-52095	12-52096	12-52097	12-52102	12-52103	12-52105	Non-Debtor	12-52019
Eastern Royalty, LLC	12-52060	—	—	—	(2,222)	—	—	—	—	(59)	—	—
Emerald Processing, L.L.C.	12-52061	—	(8,575)	—	—	—	—	277	—	—	—	—
Gateway Eagle Coal Company	12-52062	—	—	1	382	—	—	4,079	2,394	—	—	—
Grand Eagle Mining, LLC	12-52064	—	—	(68,506)	—	(385,999)	9	9,744	1,406	—	—	—
Heritage Coal Company LLC	12-52063	—	—	(5,664)	1	(1,718)	(674,850)	34,590	529	1,669	—	—
Highland Mining Company, LLC	12-52065	—	—	251	(28)	41	(5,083)	56,887	10,352	9	—	—
Hillside Mining Company	12-52066	—	—	2	24	—	—	239	5,387	—	—	—
Hobet Mining, LLC	12-52068	—	—	—	(450)	34	(422,347)	98,964	22,386	—	—	—
Indian Hill Company LLC	12-52069	—	—	—	—	—	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	—	—	—	(404)	—	(84)	(40)	—	—	—	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	—
IO Coal LLC	12-52073	—	8	—	267	—	—	12	—	—	—	—
Jarrell's Branch Coal Company	12-52075	—	—	—	12	11	371	29	(1,101)	—	—	—
Jupiter Holdings LLC	12-52076	—	—	—	(34)	—	3	111	2,652	—	—	—
Kanawha Eagle Coal, LLC	12-52077	—	17,398	4	348	1	(438,795)	943	6,247	—	—	—
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	(289)	—	—	—	—	—	—	—
Little Creek LLC	12-52082	—	—	—	51	—	(88)	377	950	—	—	—
Logan Fork Coal Company	12-52083	—	—	—	—	—	—	—	—	—	—	—
Magnum Coal Company LLC	12-52084	—	—	—	75,537	66	(17,553)	(239)	9,620	—	—	—
Magnum Coal Sales LLC	12-52085	—	—	—	84,166	28	203,971	26	42	—	—	—
Martinka Coal Company, LLC	12-52086	—	—	—	—	—	—	6,466	—	—	—	—
Midland Trail Energy LLC	12-52087	—	1	(2)	(158)	11	—	17,905	54	—	—	—
Mountain View Coal Company	12-52089	—	—	—	(5,378)	—	—	898	—	—	—	—
New Trout Coal Holdings II, LLC	12-52090		—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	—		—	—	—	—	2,568	—	—	—	—
Ohio County Coal Company, LLC	12-52094	—	—		(9)	(402,906)	(4,164)	11,774	1,225	—	—	—
Panther LLC	12-52095	—	—	9		102	(599,324)	(811)	4,355	—	—	—
Patriot Coal Company, L.P.	12-52096	—	—	402,906	(102)		(448,741)	54	—	—	(1)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		New Trout Coal Holdings II	Newtown Energy, Inc.	Ohio County Coal Co.	Panther LLC	Patriot Coal Company, L.P.	Patriot Coal Sales LLC	Patriot Coal Services LLC	Patriot Leasing Company LLC	Patriot Reserve Holdings, LLC	Patriot Ventures LLC	PCX Enterprises, Inc
		12-52090	12-52091	12-52094	12-52095	12-52096	12-52097	12-52102	12-52103	12-52105	Non-Debtor	12-52019
Patriot Coal Sales LLC	12-52097	—	—	4,164	599,324	448,741	—	(77)	—	—	—	—
Patriot Coal Services LLC	12-52102	—	(2,568)	(11,774)	811	(54)	77		20,330	1	(155)	—
Patriot Leasing Company LLC	12-52103	—	—	(1,225)	(4,355)	—	—	(20,330)		—	—	—
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	—	(1)	—		—	—
Patriot Ventures LLC	Non-Debtor	—	—	—	—	1	—	155	—	—		—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	—	22	(17)	(68)	34	(399,402)	31,702	7,330	—	—	—
Pond Fork Processing LLC	12-52110	—	—	—	17	—	—	—	—	—	—	—
Remington Holdings LLC	12-52117	—	—	—	—	—	—	(7)	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	—	—	1	(28)	—	(2,676)	10,922	1,679	—	—	—
River Edge Mining, Inc.	12-52120	—	—	(21)	(88)	—	(273)	8,235	699	2	—	—
Robin Land Company, LLC	12-52121	—	33	(1)	(4,178)	(1)	—	(707)	—	—	—	—
Snowberry Land Company	12-52124	—	—	—	—	—	—	—	—	—	—	—
Speed Mining LLC	12-52125	—	—	—	(107,520)	—	—	33,114	—	—	—	—
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	92	—	—	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	28	—	—	(1)	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	2	—	—	3	—	—	—	—
Wildcat Energy LLC	12-52136	—	—	—	(5,628)	—	—	1,156	—	—	—	—
Wildcat, LLC	12-52137	—	—	—	628	—	7	32	2,848	—	—	—
Will Scarlet Properties LLC	12-52138	—	—	—	—	10	—	2	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	—	—	—	(137)	—	—	20	80	—	—	—
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	178	—	—	—	—
Total receivable (payable)		$—	$1,292	$(153,726)	$173,573	$(481,837)	$38,737	$(54,489)	$(8,295)	$12,441	$(4,726)	$(98)

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		Pine Ridge Coal Company	Pond Fork Processing	Remington Holdings	Remington II LLC	Remington LLC	River Edge Mining, Inc.	Robin Land Co., LLC	Snowberry Land Co.	Speed Mining LLC	Sterling Smokeless Coal Company	President's Energy Co.
		12-52107	12-52110	12-52117	12-52118	12-52119	12-52120	12-52121	12-52124	12-52125	12-52127	12-52130
Patriot Coal Corporation	12-51502	$(396,227)	$(340)	$(23)	$—	$(108,515)	$(56,186)	$(26,704)	$—	$(101,616)	$941	$—
Affinity Mining Company	12-52020	—	—	—	—	—	—	—	—	—	—	—
Apogee Coal Company, LLC	12-52026	36	—	—	—	351	—	71,831	—	(34)	—	—
Appalachia Mining Services, LLC	12-52021	(4,666)	—	—	—	26	(17,081)	—	—	(1,235)	—	—
Beaver Dam Coal Company, LLC	12-52022	—	—	—	—	—	—	—	—	—	—	—
Big Eagle, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52027	—	—	—	—	—	—	—	—	—	—	—
Black Stallion Coal Company, LLC	12-52030	2,287	—	—	—	60	3,759	—	—	(1)	—	—
Black Walnut Coal Company	12-52029	(89)	—	—	—	—	—	—	—	—	—	—
Bluegrass Mine Services, LLC	12-52031	—	—	—	—	—	—	—	—	—	—	—
Brody Mining, LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	—
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	(118)	—	—	—	(5,399)	—	21,683	—	16	—	—
Central States Coal Reserves of KY	12-52038	—	—	—	—	—	—	(13)	—	—	—	—
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	3	—	—	—	—	—	—	—	—	—	—
Coal Clean LLC	12-52040	—	—	—	—	—	—	—	—	(5)	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—	—	—	—	—	—
Coal Reserve Holding No. 2	12-52042	825	—	—	—	—	—	—	—	—	—	—
Colony Bay Coal Company	12-52043	(3,088)	—	—	—	—	(3)	—	—	—	—	—
Cook Mountain Coal Company	12-52044	717	—	—	—	—	1	—	—	—	—	—
Corydon Resources LLC	12-52045	—	—	—	—	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047	69	—	—	—	9,374	60	50,199	—	—	—	—
Dakota LLC	12-52050	—	—	—	—	—	—	—	—	—	—	—
Day LLC	12-52049	—	—	—	—	—	—	—	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	520	—	—	—	(1)	—	—	—	—	—	—
EACC Camps, Inc.	12-52056	—	—	—	—	—	—	—	—	—	—	—
Eastern Associated Coal, LLC	12-52057	(455,242)	(27)	—	—	(4,100)	361,887	33	(54)	165	183,955	—
Eastern Coal Company, LLC	12-52059	(4,282)	—	—	—	—	(1,251)	—	2,653	—	(74)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		Pine Ridge Coal Company	Pond Fork Processing	Remington Holdings	Remington II LLC	Remington LLC	River Edge Mining, Inc.	Robin Land Co., LLC	Snowberry Land Co.	Speed Mining LLC	Sterling Smokeless Coal Company	President's Energy Co.
		12-52107	12-52110	12-52117	12-52118	12-52119	12-52120	12-52121	12-52124	12-52125	12-52127	12-52130
Eastern Royalty, LLC	12-52060	23,682	—	—	—	(1,099)	—	5,911	—	—	—	—
Emerald Processing, L.L.C.	12-52061	(2)	—	—	—	—	—	—	—	—	—	—
Gateway Eagle Coal Company	12-52062	(9)	—	—	—	(3)	868	—	—	—	—	—
Grand Eagle Mining, LLC	12-52064	(2)	—	—	—	—	—	—	—	—	—	—
Heritage Coal Company LLC	12-52063	(506)	—	—	—	23	(22)	—	(74)	7	(397)	—
Highland Mining Company, LLC	12-52065	(161)	—	—	—	—	83	—	—	—	—	—
Hillside Mining Company	12-52066	15	—	—	—	—	101	—	—	—	—	—
Hobet Mining, LLC	12-52068	(330)	—	—	—	(66)	—	45,688	—	—	—	—
Indian Hill Company LLC	12-52069	—	—	—	—	—	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	—	(1)	—	—	(15)	—	(11)	—	(5)	—	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	—
IO Coal LLC	12-52073	—	—	—	—	—	—	—	—	—	—	—
Jarrell's Branch Coal Company	12-52075	(107,004)	—	—	—	—	376	—	—	—	—	—
Jupiter Holdings LLC	12-52076	(21)	326	—	—	(5)	—	21	—	(1)	—	—
Kanawha Eagle Coal, LLC	12-52077	1,459	—	—	—	(35)	48	—	—	—	—	—
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	(1,616)	—	(7,530)	11,100	—	—	—
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	—	(37)	—	243	—	—	—	—
Little Creek LLC	12-52082	2	—	—	—	—	—	16	—	—	—	—
Logan Fork Coal Company	12-52083	(29,193)	—	—	—	—	—	—	—	—	—	—
Magnum Coal Company LLC	12-52084	(286)	64	(7,617)	—	(83,660)	—	(21,135)	—	854	—	(7)
Magnum Coal Sales LLC	12-52085	38,034	—	—	—	5,983	—	(116)	—	—	—	—
Martinka Coal Company, LLC	12-52086	(18,061)	—	—	—	—	8	—	—	—	184	—
Midland Trail Energy LLC	12-52087	87	—	—	—	(107)	6	40	—	10	—	—
Mountain View Coal Company	12-52089	2,761	—	—	—	—	(1)	—	(32,376)	—	—	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	(22)	—	—	—	—	—	(33)	—	—	—	—
Ohio County Coal Company, LLC	12-52094	17	—	—	—	(1)	21	1	—	—	—	—
Panther LLC	12-52095	68	(17)	—	—	28	88	4,178	—	107,520	—	—
Patriot Coal Company, L.P.	12-52096	(34)	—	—	—	—	—	1	—	—	—	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		Pine Ridge Coal Company	Pond Fork Processing	Remington Holdings	Remington II LLC	Remington LLC	River Edge Mining, Inc.	Robin Land Co., LLC	Snowberry Land Co.	Speed Mining LLC	Sterling Smokeless Coal Company	President's Energy Co.
		12-52107	12-52110	12-52117	12-52118	12-52119	12-52120	12-52121	12-52124	12-52125	12-52127	12-52130
Patriot Coal Sales LLC	12-52097	399,402	—	—	—	2,676	273	—	—	—	—	—
Patriot Coal Services LLC	12-52102	(31,702)	—	7	—	(10,922)	(8,235)	707	—	(33,114)	(92)	—
Patriot Leasing Company LLC	12-52103	(7,330)	—	—	—	(1,679)	(699)	—	—	—	—	—
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	(2)	—	—	—	—	—
Patriot Ventures LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107		—	—	—	(38)	650	1,700	—	(4)	—	—
Pond Fork Processing LLC	12-52110	—		—	—	—	—	—	—	(3)	—	—
Remington Holdings LLC	12-52117	—	—		—	(18)	—	—	—	—	—	—
Remington II LLC	12-52118	—	—	—		—	—	—	—	—	—	—
Remington LLC	12-52119	38	—	18	—		—	75	—	37	—	—
River Edge Mining, Inc.	12-52120	(650)	—	—	—	—		—	—	—	—	—
Robin Land Company, LLC	12-52121	(1,700)	—	—	—	(75)	—		—	—	—	—
Snowberry Land Company	12-52124	—	—	—	—	—	—	—		—	—	—
Speed Mining LLC	12-52125	4	3	—	—	(37)	—	—	—		—	—
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	—	—	—		—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	—	—	—	—	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	—	(863)	—	—	—	—	—	—
Wildcat Energy LLC	12-52136	—	(2)	—	—	491	—	—	—	1,106	—	—
Wildcat, LLC	12-52137	(9)	—	—	—	(675)	—	(532)	—	—	—	—
Will Scarlet Properties LLC	12-52138	—	—	—	—	—	—	—	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	—	—	—	—	—	—	—	—	—	—	—
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	—	—	—	—	—
Total receivable (payable)		$(590,707)	$5	$(7,616)	$—	$(199,951)	$284,749	$146,254	$(18,752)	$(26,304)	$184,517	$(7)

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		Thunderhill Coal LLC	Trout Coal Holdings	Viper LLC	Weatherby Processing	Wildcat Energy LLC	Wildcat, LLC	Will Scarlet Properties	Winchester LLC	Winifrede Dock LLC	Yankeetown Dock, LLC	Total (receivable) payable
		12-52131	12-52132	12-52134	12-52135	12-52136	12-52137	12-52138	12-52139	12-52140	12-52141
Patriot Coal Corporation	12-51502	$(518)	$—	$—	$(811)	$(2,878)	$(5,362)	$470	$—	$(13,538)	$466	$(258,415)
Affinity Mining Company	12-52020	—	—	—	—	—	—	—	—	—	—	(1,971)
Apogee Coal Company, LLC	12-52026	—	—	—	(1)	(3,020)	(1)	—	—	—	—	(84,434)
Appalachia Mining Services, LLC	12-52021	—	—	—	—	(26)	—	—	—	—	—	(19,314)
Beaver Dam Coal Company, LLC	12-52022	—	—	—	—	—	—	—	—	—	—	(48,033)
Big Eagle, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52027	—	—	—	—	—	—	—	—	245	—	145
Black Stallion Coal Company, LLC	12-52030	—	—	—	—	—	—	—	—	(1)	—	(279,924)
Black Walnut Coal Company	12-52029	—	—	—	—	—	—	—	—	—	—	(2,726)
Bluegrass Mine Services, LLC	12-52031	—	—	—	—	—	—	—	—	—	—	(595,783)
Brody Mining, LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	—
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	(170,063)
Catenary Coal Company, LLC	12-52036	—	—	—	—	2,828	9	—	—	—	—	61,079
Central States Coal Reserves of KY	12-52038	—	—	—	—	—	—	(108)	—	—	—	(125,859)
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	(102)
Cleaton Coal Company	12-52039	—	—	—	—	—	—	—	—	—	—	10,798
Coal Clean LLC	12-52040	—	—	—	(5)	354	—	—	—	—	—	(1,086)
Coal Properties, LLC	12-52041	—	—	—	—	—	—	—	—	—	—	110,815
Coal Reserve Holding No. 2	12-52042	—	—	—	—	—	—	—	—	—	—	813
Colony Bay Coal Company	12-52043	—	—	—	—	—	—	—	—	—	—	82,121
Cook Mountain Coal Company	12-52044	—	—	—	—	—	—	—	—	—	—	(5,599)
Corydon Resources LLC	12-52045	—	—	—	—	—	—	—	—	—	—	66
Coyote Coal Company LLC	12-52047	—	—	—	—	95	(592)	—	—	2	—	(60,573)
Dakota LLC	12-52050	—	—	—	—	—	—	—	—	—	—	16,393
Day LLC	12-52049	—	—	—	—	—	—	—	—	—	—	(18)
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	23
Dodge Hill Mining Company, LLC	12-52055	—	—	—	—	—	—	—	—	—	—	8,398
EACC Camps, Inc.	12-52056	—	—	—	—	—	—	—	—	—	—	817
Eastern Associated Coal, LLC	12-52057	(28)	—	—	(52)	(8)	317	—	—	(37)	—	(327,423)
Eastern Coal Company, LLC	12-52059	—	—	—	—	—	—	—	—	—	(15)	(52,000)

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		Thunderhill Coal LLC	Trout Coal Holdings	Viper LLC	Weatherby Processing	Wildcat Energy LLC	Wildcat, LLC	Will Scarlet Properties	Winchester LLC	Winifrede Dock LLC	Yankeetown Dock, LLC	Total (receivable) payable
		12-52131	12-52132	12-52134	12-52135	12-52136	12-52137	12-52138	12-52139	12-52140	12-52141
Eastern Royalty, LLC	12-52060	—	—	—	—	—	867	—	—	—	—	49,362
Emerald Processing, L.L.C.	12-52061	—	—	—	—	—	—	—	—	(314)	—	(206)
Gateway Eagle Coal Company	12-52062	—	—	—	—	(191)	—	—	—	—	—	13,585
Grand Eagle Mining, LLC	12-52064	—	—	—	—	—	439	—	—	—	—	(17,041)
Heritage Coal Company LLC	12-52063	—	—	—	—	—	—	—	—	(1)	(3,077)	364,335
Highland Mining Company, LLC	12-52065	—	—	—	—	1	—	—	—	—	—	(259,840)
Hillside Mining Company	12-52066	—	—	—	—	—	21	—	—	—	—	2,643
Hobet Mining, LLC	12-52068	(16)	—	—	—	(1,463)	861	—	—	—	—	(29,154)
Indian Hill Company LLC	12-52069	—	—	—	—	—	—	—	—	—	—	2,432
Infinity Coal Sales, LLC	12-52070	(1)	—	—	(1)	(1)	(4)	—	—	—	—	94,763
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	62
IO Coal LLC	12-52073	—	—	—	—	17	—	—	—	—	—	950
Jarrell's Branch Coal Company	12-52075	—	—	—	—	—	—	—	—	—	—	26,707
Jupiter Holdings LLC	12-52076	414	—	—	—	(31)	(4)	—	—	—	—	91,127
Kanawha Eagle Coal, LLC	12-52077	—	—	—	—	—	7	—	—	13,997	—	34,415
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	—	—	—	—	(368)
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	—	—	—	—	—	—	—	74
Little Creek LLC	12-52082	—	—	—	—	(171)	1	—	—	—	—	(2,156)
Logan Fork Coal Company	12-52083	—	—	—	—	—	—	—	—	—	—	(24,920)
Magnum Coal Company LLC	12-52084	163	(156,787)	—	13	202	(11,026)	—	2,817	—	—	352,637
Magnum Coal Sales LLC	12-52085	—	—	—	—	—	1,620	—	—	—	—	150,574
Martinka Coal Company, LLC	12-52086	—	—	—	—	—	—	94	—	(18)	—	64,216
Midland Trail Energy LLC	12-52087	—	—	—	—	(139)	2	—	—	—	—	1,735
Mountain View Coal Company	12-52089	—	—	—	—	—	—	—	—	—	—	(51,679)
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	—	—	—	—	—	—	—	—	—	—	(1,292)
Ohio County Coal Company, LLC	12-52094	—	—	—	—	—	—	—	—	—	—	153,726
Panther LLC	12-52095	(28)	—	—	(2)	5,628	(628)	—	—	137	—	(173,573)
Patriot Coal Company, L.P.	12-52096	—	—	—	—	—	—	(10)	—	—	—	481,837

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	March 31, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of June 30, 2012
(Amounts in thousands)

		Thunderhill Coal LLC	Trout Coal Holdings	Viper LLC	Weatherby Processing	Wildcat Energy LLC	Wildcat, LLC	Will Scarlet Properties	Winchester LLC	Winifrede Dock LLC	Yankeetown Dock, LLC	Total (receivable) payable
		12-52131	12-52132	12-52134	12-52135	12-52136	12-52137	12-52138	12-52139	12-52140	12-52141
Patriot Coal Sales LLC	12-52097	—	—	—	—	—	(7)	—	—	—	—	(38,737)
Patriot Coal Services LLC	12-52102	1	—	—	(3)	(1,156)	(32)	(2)	—	(20)	(178)	54,489
Patriot Leasing Company LLC	12-52103	—	—	—	—	—	(2,848)	—	—	(80)	—	8,295
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	—	—	—	—	—	(12,441)
Patriot Ventures LLC	Non-Debtor	—	—	—	—	—	—	—	—	—	—	4,726
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	98
Pine Ridge Coal Company, LLC	12-52107	—	—	—	—	—	9	—	—	—	—	590,707
Pond Fork Processing LLC	12-52110	—	—	—	—	2	—	—	—	—	—	(5)
Remington Holdings LLC	12-52117	—	—	—	—	—	—	—	—	—	—	7,616
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	—	—	—	863	(491)	675	—	—	—	—	199,951
River Edge Mining, Inc.	12-52120	—	—	—	—	—	—	—	—	—	—	(284,749)
Robin Land Company, LLC	12-52121	—	—	—	—	—	532	—	—	—	—	(146,254)
Snowberry Land Company	12-52124	—	—	—	—	—	—	—	—	—	—	18,752
Speed Mining LLC	12-52125	—	—	—	—	(1,106)	—	—	—	—	—	26,304
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	—	—	—	—	(184,517)
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	7
Thunderhill Coal LLC	12-52131		—	—	—	8	—	—	—	—	—	21
Trout Coal Holdings, LLC	12-52132	—		—	—	—	—	—	—	—	—	156,787
Viper LLC	12-52134	—	—		—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—		22	—	—	—	—	—	20
Wildcat Energy LLC	12-52136	(8)	—	—	(22)		(1,988)	—	—	—	—	(464)
Wildcat, LLC	12-52137	—	—	—	—	1,988		—	—	—	—	17,132
Will Scarlet Properties LLC	12-52138	—	—	—	—	—	—		—	—	—	(444)
Winchester LLC	12-52139	—	—	—	—	—	—	—		—	—	(2,817)
Winifrede Dock LLC	12-52140	—	—	—	—	—	—	—	—		—	(373)
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	—	—	—		2,804
Total receivable (payable)		$(21)	$(156,787)	$—	$(20)	$464	$(17,132)	$444	$2,817	$373	$(2,804)	$—

Note: Intercompany Matrix could include insignificant rounding differences.